$10,000,000.00

                      LOAN AND SECURITY AGREEMENT
                             by and among
                      NEWCARE HEALTH CORPORATION
                            NEWCARE, INC.
                      OAK MANOR NURSING HOME, LTD.
                HEALTHCARE FACILITIES LIMITED PARTNERSHIP I
                      SUNCOAST NURSING HOME, LTD.
                   VICTORIA MARTIN NURSING HOME, LTD.
                     CENTRAL TAMPA NURSING HOME, LTD.
                      MEMORIAL NURSING CENTER, INC.
                       CIMERRON HEALTH CARE, INC.
                       FITZGERALD HEALTHCARE, INC.
                      FITZGERALD NURSING CENTER, INC.
                     FORT VALLEY NURSING CENTER, INC.
                       WINDWARD NURSING CENTER, INC.
                          KMH ENTERPRISES, INC.
                   WHIGHAM HEALTH & REHABILITATION, INC.
            (individually, "Borrower" and collectively, "Borrowers" )
                                   and
                            HCFP FUNDING, INC.
                               ("Lender")
                              June 30, 1997
                       LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT (the "Agreement") is made as of this 30th day of June, 1997, by and among NEWCARE HEALTH CORPORATION, a Nevada corporation, NEWCARE, INC., a Florida corporation, OAK MANOR NURSING HOME, LTD., a Florida limited partnership, HEALTHCARE FACILITIES LIMITED PARTNERSHIP I, a Louisiana limited partnership, SUNCOAST NURSING HOME, LTD., a Florida limited partnership, VICTORIA MARTIN NURSING HOME, LTD., a Florida limited partnership, CENTRAL TAMPA NURSING HOME, LTD., a Florida limited partnership, MEMORIAL NURSING CENTER, INC., a Georgia corporation, CIMERRON HEALTH CARE, INC., a Georgia corporation, FITZGERALD HEALTHCARE, INC., a Georgia corporation, FITZGERALD NURSING CENTER,
INC., a Georgia corporation, FORT VALLEY NURSING CENTER, INC., a Georgia corporation, WINDWARD NURSING CENTER, INC., a Georgia corporation, KMH ENTERPRISES, INC., a Georgia corporation and WHIGHAM HEALTH & REHABILITATION, INC., a Georgia corporation (collectively, "Borrowers" and individually, a "Borrower" ), and HCFP FUNDING, INC., a Delaware corporation ("Lender").

                                  RECITALS

     A. Borrowers desire to establish certain financing arrangements with and borrow funds from Lender, and Lender is willing to establish such arrangements for and make loans and extensions of credit to Borrowers, on the terms and conditions set forth below.

     B. The parties desire to define the terms and conditions of their relationship and to reduce their agreements to writing.

     NOW, THEREFORE, in consideration of the promises and covenants contained in this Agreement, and for other consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

                                 ARTICLE I

                                DEFINITIONS
     As used in this Agreement, the following terms shall have the following meanings:

     Section 1.1. Account. "Account" means any right to payment for goods sold or leased or services rendered, whether or not evidenced by an instrument or chattel paper, and whether or not earned by performance.

     Section 1.2. Account Debtor. "Account Debtor" means any Person obligated on any Account of a Borrower, including without limitation, any Insurer and any
Medicaid/Medicare Account Debtor.

     Section 1.3. Affiliate. "Affiliate" means, with respect to a specified Person, any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, including without limitation their stockholders and any Affiliates thereof. A Person shall be deemed to control a corporation or other entity if the Person possesses, directly or indirectly, the power to direct or cause the direction of the management and business of the corporation or other entity, whether through the ownership of voting securities, by contract, or otherwise.

     Section 1.4. Agreement. "Agreement" means this Loan and Security Agreement, as it may be amended or supplemented from time to time.

     Section 1.5. Base Rate. "Base Rate" means a rate of interest equal to two percent (2.0%) above the "Prime Rate of Interest".

     Section 1.6. Borrowed Money. "Borrowed Money" means any obligation to repay money, any indebtedness evidenced by notes, bonds, debentures or similar obligations, any obligation under a conditional sale or other title retention agreement and the net aggregate rentals under any lease which under GAAP would be capitalized on the books of a Borrower or which is the substantial equivalent of the financing of the property so leased.

     Section 1.7. Borrower. "Borrower" and "Borrowers" have the meaning set forth in the Preamble.

     Section 1.8. Borrowing Base. "Borrowing Base" has the meaning set forth in
Section 2.1(d).

     Section 1.9. Business Day. "Business Day" means any day on which financial institutions are open for business in the States of Maryland and Georgia, excluding Saturdays and Sundays.

     Section 1.10. Closing: Closing Date. "Closing" and "Closing Date" have the meanings set forth in Section 5.3.

     Section 1.11. Collateral. "Collateral" has the meaning set forth in Section
3.1.

     Section 1.12. Commitment Fee. "Commitment Fee" has the meaning set forth in Section 2.4(a).

     Section 1.13. Concentration Account. "Concentration Account" has the meaning set forth in Section 2.3(a).

     Section 1.14. Controlled Group. "Controlled Group" means a "controlled group" within the meaning of Section 4001 (b) of ERISA.

     Section 1.15. Intentionally Deleted.

     Section 1.16. Default Rate. "Default Rate" means a rate per annum equal to three percent (3%) above the then applicable Base Rate.

     Section 1.17. ERISA. "ERISA" has the meaning set forth in Section 4.12.

     Section 1.18. Event of Default. "Event of Default" and "Events of Default" have the meanings set forth in Section 8.1 (a), subject to the additional provisions of Section 8.1 (b) regarding "Limited Events of Default."

     Section 1.19. GAAP. "GAAP" means generally accepted accounting principles applied in a matter consistent with the financial statements referred to in
Section 4.7.

     Section 1.20. Governmental Authority. "Governmental Authority" means and includes any federal, state, District of Columbia, county, municipal, or other government and any department, commission, board, bureau, agency or instrumentality thereof, whether domestic or foreign.

     Section 1.21. Hazardous Material. "Hazardous Material" means any substances defined or designated as hazardous or toxic waste, hazardous or toxic material, hazardous or toxic substance, or similar term, by any environmental statute, rule or regulation or any Governmental Authority.

     Section 1.22. Highest Lawful Rate. "Highest Lawful Rate" means the maximum lawful rate of interest referred to in Section 2.7 that may accrue pursuant to this Agreement.

     Section 1.23. Insurer. "Insurer" means a Person that insures a Patient against certain of the costs incurred in the receipt by such Patient of Medical
Services, or that has an agreement with a Borrower to compensate such Borrower for providing services to a Patient.

     Section 1.23. A. Leases and Rents. "Leases and Rents" shall mean all rents, revenues, issues and profits payable to a Borrower with respect to its ownership of real property, all lease, occupancy or similar agreements relating to real property owned by a Borrower and any contract for the sale, exchange or other disposition of any such real property, and all books and records of a Borrower relating to any of the foregoing.

     Section 1.24. Lender. "Lender" has the meaning set forth in the Preamble.

     Section 1.24 A. Limited Event of Default. "Limited Event of Default" has the meaning set forth in Section 8.1 (b).

     Section 1.25. Loan. "Loan" has the meaning set forth in Section 2.1 (a).

     Section 1.26. Loan Documents. "Loan Documents" means and includes this Agreement, the Note, and each and every other document now or hereafter delivered in connection therewith, as any of them may be amended, modified, or supplemented from time to time.

     Section 1.27. Loan Management Fee. "Loan Management Fee" has the meaning set forth in Section 2.4(c).

     Section 1.28. Lockbox. "Lockbox" has the meaning set forth in Section
2.3.

     Section 1.29. Lockbox Bank. "Lockbox Bank" has the meaning set forth in
Section 2.3.

     Section 1.30. Maximum Loan Amount. "Maximum Loan Amount" has the meaning set forth in Section 2.1 (a).

     Section 1.31. Medicaid/Medicare Account Debtor. "Medicaid/ Medicare
Account
Debtor" means any Account Debtor which is (i) the United States of America acting under the Medicaid/Medicare program established pursuant to the Social Security Act, (ii) any state or the District of Columbia acting pursuant to a health plan adopted pursuant to Title XIX of the Social Security Act or (iii) any agent, carrier, administrator or intermediary for any of the foregoing.

     Section 1.32. Medical Services. Medical and health care services provided to a Patient, including, but not limited to, medical and health care services provided to a Patient and performed by a Borrower which are covered by a policy of insurance issued by an Insurer, and includes physician services, nurse and therapist services, dental services, hospital services, skilled nursing facility services, comprehensive outpatient rehabilitation services, home health care services, residential and out-patient behavioral healthcare services, and medicine or health care equipment provided by a Borrower to a Patient for a necessary or specifically requested valid and proper medical or health purpose.

     Section 1.33. Note. "Note" has the meaning set forth in Section 2.1 (c).

     Section 1.34. Obligations. "Obligations" has the meaning set forth in
Section 3.1.

     Section 1.35. Patient. "Patient" means any Person receiving Medical Services from a Borrower and all Persons legally liable to pay such Borrower for such Medical Services other than Insurers.

     Section 1.36. Permitted Liens. "Permitted Liens" means: (a) any and all liens, claims and encumbrances whatsoever, so long as the same do not attach to any portion of the Collateral, (b)statutory and contractual liens of depository institutions against depository accounts included within the Collateral for unpaid fees, charges and expenses, so long as a Borrower does not have an outstanding loan or credit facility with such depository institution and (c) liens listed on Schedule l lA hereto,

     Section 1.37. Person. "Person" means an individual, partnership, corporation, trust, joint venture, joint stock company, limited liability company, association, unincorporated organization, Governmental Authority, or any other entity.

     Section 1.38. Plan. "Plan" has the meaning set forth in Section 4.12.

     Section 1.39. Premises. "Premises" has the meaning set forth in Section
4.14.

     Section 1.40. Prime Rate of Interest. "Prime Rate of Interest" means that rate of interest designated as such by Fleet National Bank of Connecticut, N.A., or any successor thereto, as the same may from time to time fluctuate.

     Section 1.41. Prohibited Transaction. "Prohibited Transaction" means a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975(c)(1) of the Internal Revenue Code.

     Section 1.42. Qualified Account. "Qualified Account" means an Account of a Borrower generated in the ordinary course of such Borrower's business from the sale of goods or rendition of medical services; provided, however, that no Account shall be a Qualified Account if: (a) the Account or any portion thereof is payable by an individual beneficiary, recipient or subscriber individually and not directly to a Borrower by a Medicaid/Medicare Account Debtor or commercial medical insurance carrier acceptable to Lender in its sole discretion; (b) the Account remains unpaid more than sixty (60) days past the claim or invoice date, or one hundred twenty (120) days past the claim or invoice date in the case only of Georgia Medicaid Account Debtors (provided, however, that with respect to Georgia Medicaid Qualified Accounts no more than fifteen percent (15%) of such Georgia Medicaid Qualified Accounts at any time shall be between sixty-one (61) and ninety (90) days past the claim or invoice date, and no more than ten percent (10%) of such Georgia Medicaid Qualified Accounts at any time shall be between ninety-one (91) and one hundred twenty (120) days past the claim or invoice date; (c) the Account is subject to any defense, set-off, counterclaim, deduction, discount, credit, chargeback, freight claim, allowance, or adjustment of any kind; (d) any part of any goods the sale of which has given rise to the Account has been returned, rejected, lost, or damaged; (e) if the Account arises from the sale of goods by a Borrower, such sale was not an absolute sale or on consignment or on approval or on a sale-or-return basis or subject to any other repurchase or return agreement, or such goods have not been shipped to the Account Debtor or its designee; (f) if the Account arises from the performance of services, such services have not been actually been performed or were undertaken in violation of any law (it may be acknowledged and agreed that accounts payable by Florida Medicaid and all Medicare Account Debtors shall be deemed Qualified Accounts prior to billing once the applicable Medicare Services have been performed and/or goods have been delivered); (g) the Account is subject to a lien other than a Permitted Lien; (h) a Borrower knows or should reasonably have known of the bankruptcy, receivership, reorganization, or insolvency of the Account Debtor; (i) the Account is evidenced by chattel paper or an instrument of any kind, or has been reduced to judgment; G) the Account is an Account of an Account Debtor having its principal place of business or executive office outside the United States;
(k) the Account Debtor is an Affiliate or Subsidiary of a Borrower; (l) more than ten percent (10%) of the aggregate balance of all Accounts owing from the Account Debtor, except for a Medicare/Medicaid Account Debtor, obligated on the Account (excluding any Medicaid/Medicare Account Debtor) are outstanding more than one hundred fifty (150) days past their invoice date; (m) fifty percent (50%) or more of the aggregate unpaid Accounts from any individual Account Debtor except for a Medicare/Medicaid Account Debtor, are not deemed Qualified Accounts hereunder; (n) the total unpaid Accounts of the Account Debtor, except for a Medicaid/Medicare Account Debtor, exceed twenty percent (20%) of the net amount of all Qualified Accounts (including Medicaid/ Medicare Account Debtors); (o) any covenant, representation or warranty contained in the Loan Documents with respect to such Account has been breached; (p) the Account fails to meet such other reasonable specifications and requirements which may from time to time be established by Lender upon not less than ninety (90) days prior written notice to Borrowers, or (q) the Account ceases to be a Qualified Account pursuant to Section 8.2 (a) hereof.

     Section 1.43. Reportable Event. "Reportable Event" means a "reportable event" as defined in Section 4043(b) of ERISA.

     Section 1.44. Revolving Credit Loan. "Revolving Credit Loan" has the meaning set forth in Section 2.1 (b).

     Section 1.45. Term. "Term" has the meaning set forth in Section 2.8.

                                 ARTICLE II
                                   LOAN

     Section 2.1. Terms.

     (a) The maximum aggregate principal amount of credit extended by Lender to
Borrowers hereunder (the ''Loan") that will be outstanding at any time is Ten Million and No/100 Dollars ($10,000 000.00) (the "Maximum Loan Amount").

     (b) The Loan shall be in the nature of a revolving line of credit, and shall include sums advanced and other credit extended by Lender to or for the benefit of Borrowers from time to time under this Article II (each a "Revolving
Credit Loan") up to the Maximum Loan Amount depending upon the availability in the Borrowing Base, the requests of Borrower pursuant to the terms and conditions of Section 2.2 below, and on such other basis as Lender may reasonably determine. The outstanding principal balance of the Loan may fluctuate from time to time, to be reduced by repayments made by Borrowers (which may be made without penalty or premium), and to be increased by future Revolving Credit Loans, advances and other extensions of credit to or for the benefit of Borrowers, and shall be due and payable in full upon the expiration of the Term. For purposes of this Agreement, any determination as to whether there is ability within the Borrowing Base for advances or extensions of credit shall be made by Lender in its sole discretion and is final and binding upon Borrowers.

     (c) At Closing, Borrowers shall execute and deliver to Lender a promissory note evidencing Borrowers' unconditional obligation to repay Lender for Revolving Credit Loans, advances, and other extensions of credit made under the Loan, in the form of Exhibit A to this Agreement (the "Note"), dated the date hereof, payable to the order of Lender in accordance with the terms thereof. The Note shall bear interest from the date thereof until repaid, with interest payable monthly in arrears on the first Business Day of each month, at a rate per annum (on the basis of the actual number of days elapsed over a year of 360 days) equal to the Base Rate, provided that after the occurrence and during the continuance of an Event of Default (but not a Limited Event of Default) such rate shall be equal to the Default Rate. Each Revolving Credit Loan, advance and other extension of credit shall be deemed evidenced by the Note, which is deemed incorporated by reference herein and made a part hereof.

     (d) Subject to the terms and conditions of this Agreement, advances under the Loan shall be made against a borrowing base equal to eighty percent (80%) of
Qualified Accounts due and owing from any Medicaid/Medicare Account Debtor, Insurer or other Account Debtor (the "Borrowing Base").

     Section 2.2. Loan Administration. Borrowings under the Loan shall be as follows:

     (a) A request for a Revolving Credit Loan shall be made, or shall be deemed to be made, in the following manner: (i) Borrowers may give Lender notice of their intention to borrow, in which notice Borrowers shall specify the amount of the proposed borrowing and the proposed borrowing date, not later than 5:00 p.m.
Eastern time one (1) Business Day prior to the proposed borrowing date; provided, however, that no such request may be made at a time when there exists an Event of Default (other than a Limited Event of Default); and (ii) the becoming due of any amount required to be paid under this Agreement, whether as interest or for any other Obligation, shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such interest or other Obligation. With respect to any request for a Revolving Credit Loan which is made not later than 10:30 a.m. Eastern time, Lender shall use its best efforts to advance proceeds of such Revolving Credit Loan by 4:00 p.m. on the same Business Day.

     (b) Borrowers hereby irrevocably authorize Lender to disburse the proceeds of each Revolving Credit Loan requested, or deemed to be requested, as follows:
(i) the proceeds of each Revolving Credit Loan requested under subsection 2.2(a)(i) shall be disbursed by Lender by wire transfer to such bank account as may be agreed upon by Borrowers or Lender from time to time or elsewhere if pursuant to written direction from Borrowers; and (ii) the proceeds of each Revolving Credit Loan requested under subsection 2.2(a)(ii) shall be disbursed by Lender by way of direct payment of the relevant interest or other Obligation.

     (c) All Revolving Credit Loans, advances and other extensions of credit to or for the benefit of Borrowers shall constitute one general Obligation of Borrowers, and shall be secured by Lender's lien upon all of the Collateral.

     (d) Lender shall enter all Revolving Credit Loans as debits to a loan account in the name of Borrowers and shall also record in said loan account all payments made by Borrowers on any Obligations and all proceeds of Collateral which are indefeasibly paid to Lender, and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to Borrowers.

     (e) Lender will account to Borrowers monthly with a statement of Revolving
Credit Loans, charges and payments made pursuant to this Agreement, and such account rendered by Lender shall be deemed final, binding and conclusive upon Borrowers absent manifest error.

     Section 2.3. Collections. Disbursements, Borrowing Availability, and Lockbox Account. Borrowers shall maintain a lockbox account (the "Lockbox") with
Fidelity National Bank, Atlanta, Georgia (the "Lockbox Bank"), subject to the provisions of this Agreement, and shall execute with the Lockbox Bank a Lockbox
Agreement in the form attached as Exhibit B, and such other agreements related thereto as Lender may require. Each Borrower shall ensure that all collections of Accounts are paid directly from Account Debtors into the Lockbox, and that all funds paid into the Lockbox are immediately transferred into a depository account maintained by Lender at Bank One Arizona, N.A. or First Bank, N.A., as determined by Lender in its sole discretion and communicated to Borrower (the "Concentration Account"). Lender shall apply, on a daily basis, all funds transferred into the Concentration Account pursuant to this Section
2.3 to reduce the outstanding indebtedness under the Loan with future Revolving Credit Loans, advances and other extensions of credit to be made by Lender under the conditions set forth in this Article II. To the extent that any collections of Accounts or proceeds of other Collateral are not sent directly to the Lockbox but are received by a Borrower, such collections shall be held in trust for the benefit of Lender and immediately remitted, in the form received, to the Lockbox Bank for transfer to the Concentration Account immediately upon receipt by such Borrower. Each Borrower acknowledges and agrees that its compliance with the terms of this
Section 2.3 is essential, and that upon its failure to comply with any such terms Lender shall be entitled to assess a non-compliance fee which shall operate to increase the Base Rate by two percent (2%) per annum during any period of non-compliance. Lender shall be entitled to assess such fee whether or not an Event of Default is declared or otherwise occurs. All funds transferred from the Concentration Account for application to Borrowers' indebtedness to Lender shall be applied to reduce the Loan balance but for purposes of calculating interest shall be subject to a three (3) Business
Day clearance period. If as the result of collections of Accounts pursuant to the terms and conditions of this Section 2.3 a credit balance exists with respect to the Concentration Account, such credit balance shall not accrue interest in favor of Borrowers, but shall be available to Borrowers at any time or times for so long as no Event of Default (other than a Limited Event of Default) exists.

     Section 2.4. Fees.

     (a) Borrowers shall pay to Lender a commitment fee (the "Commitment Fee") equal to one percent (1.0%) of the Maximum Loan Amount, which commitment fee shall be payable in installments as set forth below if, as and when aggregate outstanding Revolving Credit Loans first exceed the following thresholds:

   Outstanding Revolving Credit Loans    Portion of Commitment Fee Due

   $0 to $3,000,000                      $30,000 (payable at Closing)
   $3,000,001 to $5,000,000              Additional $20,000
   $5,000,001 to $7,000,000              Additional $20,000
   $7,000,001 to $10,000,000             Additional $30,000

     (b) For so long as the Loan is available to Borrowers, Borrowers unconditionally shall pay to Lender a monthly usage fee (the "Usage Fee") equal to one twelfth (1/12th) of one percent (1.0%) of the average amount by which one third (1/3) of the then applicable Borrowing Base exceeds the average amount of the outstanding principal balance of the Revolving Credit Loans during the preceding month. The Usage Fee shall be payable monthly in arrears on the first
Business Day of each successive calendar month.

     (c) For so long as the Loan is available to Borrowers, Borrowers unconditionally shall pay to Lender a monthly loan management fee (the "Loan Management Fee") equal to two tenths of one percent (0.20%) of the average amount of the outstanding principal balance of the Revolving Credit Loans during the preceding month. The Loan Management Fee shall be payable monthly in arrears on the first day of each successive calendar month.

     (d) Within 30 days after demand by Lender, Borrowers shall pay to Lender all audit and appraisal fees in connection with audits and appraisals of any Borrower's books and records and such other matters as Lender shall deem appropriate; provided, however, that absent the occurrence of an Event of Default (other than a Limited Event of Default) such fees shall not exceed Ten Thousand and No/100 Dollars ($10,000.00) in any twelve month period until the number of nursing homes or other facilities being financed under this Agreement exceeds twenty (20), at which time the parties shall in good faith agree upon a revised, increased annual cap.

     (e) Borrowers shall pay to Lender, on demand, any and all fees, costs or expenses which Lender or any participant pays to a bank or other similar institution (including, without limitation, any fees paid by Lender to any participant) arising out of or in connection with (i) the forwarding to Borrowers or any other Person on behalf of Borrowers, by Lender, of proceeds of Revolving Credit Loans made by Lender to Borrowers pursuant to this Agreement, and (ii) the depositing for collection, by Lender or any participant, of any check or item of payment received or delivered to Lender or any participant on account of Obligations.

     Section 2.5. Payments. Principal payable on account of Revolving Credit Loans shall be payable by Borrowers to Lender immediately upon the earliest of
(i) the receipt by any Borrower of any proceeds of any of the Collateral, to the extent of such proceeds, (ii) the occurrence of an Event of Default in consequence of which the Loan and the maturity of the payment of the Obligations are accelerated, or (iii) the termination of this Agreement pursuant to Section
2.8 hereof; provided, however, that if any advance made by Lender in excess of the Borrowing Base shall exist at any time, Borrowers shall, immediately upon demand, repay such over advance. Interest accrued on the Revolving Credit Loans shall be due on the earliest of (i) the first Business Day of each month
(for the immediately preceding month), computed on the last calendar day of the preceding month, (ii) the occurrence of an Event of Default in consequence of which the Loan and the maturity of the payment of the Obligations are accelerated, or (iii) the termination of this Agreement pursuant to Section 2.8 hereof. Except to the extent otherwise set forth in this Agreement, all payments of principal and of interest on the Loan, all other charges and any other obligations of Borrowers hereunder, shall be made to Lender to the Concentration Account, in immediately available funds.

     Section 2.6. Use of Proceeds. The proceeds of Lender's advances under the Loan shall be used solely for working capital and for other costs of Borrowers arising in the ordinary course of Borrower's business.

     Section 2.7. Interest Rate Limitation. The parties intend to conform strictly to the applicable usury laws in effect from time to time during the term of the Loan. Accordingly, if any transaction contemplated hereby would be usurious under such laws, then notwithstanding any other provision hereof: (i) the aggregate of all interest that is contracted for, charged, or received under this Agreement or under any other Loan Document shall not exceed the maximum amount of interest allowed by applicable law (the "Highest Lawful Rate"), and any excess shall be promptly credited to Borrowers by Lender (or, to the extent that such consideration shall have been paid, such excess shall be promptly refunded to Borrowers by Lender); (ii) neither Borrowers nor any other Person now or hereafter liable hereunder shall be obligated to pay the amount of such interest to the extent that it is in excess of the Highest Lawful Rate; and (iii) the effective rate of interest shall be reduced to the Highest Lawful Rate. All sums paid, or agreed to be paid, to Lender for the use, forbearance, and detention of the debt of Borrowers to Lender shall, to the extent permitted by applicable law, be allocated throughout the full term of the Note until payment is made in full so that the actual rate of interest does not exceed the Highest Lawful Rate in effect at any particular time during the full term thereof. If at any time the rate of interest under the Note exceeds the Highest Lawful Rate, the rate of interest to accrue pursuant to this Agreement shall be limited, notwithstanding anything to the contrary herein, to the Highest Lawful Rate, but any subsequent reductions in the Base Rate shall not reduce the interest to accrue pursuant to this Agreement below the Highest Lawful Rate until the total amount of interest accrued equals the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect. If the total amount of interest paid or accrued pursuant to this Agreement under the foregoing provisions is less than the total amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had been in effect, then Borrowers agree to pay to
Lender an amount equal to the difference between (i) the lesser of (x) the amount of interest that would have accrued if the Highest Lawful Rate had at all times been in effect, or (y) the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect, and (ii) the amount of interest accrued in accordance with the other provisions of this Agreement.

     Section 2.8. Term.

     (a) Subject to Lender's right to cease making Revolving Credit Loans to Borrowers upon or after the occurrence and during the continuance of any Event of Default (subject to Section 8.1 (b)), this Agreement shall be in effect for a period of three (3) years from the Closing Date, unless terminated as provided in this Section 2.8 (the "Term"), and this Agreement shall be renewed for one-year periods thereafter upon the mutual written agreement of the parties.

     (b) Notwithstanding anything herein to the contrary, Lender may (subject to Section 8.1 (b)) terminate this Agreement without notice upon or after the occurrence and during the continuance of the occurrence of an Event of Default.

     (c) Upon at least thirty (30) days prior written notice to Lender, Borrower may terminate this Agreement prior to the third annual anniversary of the Closing Date, provided that, at the effective date of such termination, Borrowers shall pay to Lender (in addition to the then outstanding principal, accrued interest and other Obligations owing under the terms of this Agreement and any other Loan Documents) as liquidated damages for the loss of bargain and not as a penalty, an amount equal to (i) three percent (3%) of the Borrowing Base as in effect on the effective date of termination if the effective date of such termination by Borrowers is on or prior to the first annual anniversary of the Closing Date, and (ii) two percent (2%) of the Borrowing Base as in effect on the on the effective date of termination if the effective date of such termination by Borrowers is after the first annual anniversary of the Closing Date and prior to the second annual anniversary of the Closing Date, and (iii) one percent ( 1 %) of the Borrowing Base as in effect if the effective date of such termination by Borrowers is after the second annual anniversary and prior to the third annual anniversary of the Closing Date.

     (d) All of the Obligations shall be immediately due and payable upon the termination date stated in any notice of termination of this Agreement. All undertakings, agreements, covenants, warranties, and representations of Borrowers contained in the Loan Documents shall survive any such termination and Lender shall retain its liens in the Collateral and all of its rights and remedies under the Loan Documents notwithstanding such termination until Borrowers have paid the Obligations to Lender, in full, in immediately available funds.

     Section 2.9. Joint and Several Liability; Binding Obligations. Each Borrower shall be jointly and severally liable for all of the Obligations. In addition, each Borrower hereby acknowledges and agrees that all of the representations, warranties, covenants, obligations, conditions, agreements and other terms contained in this Agreement shall be applicable to and shall be binding upon each Borrower, and shall be binding upon all such entities when taken together; provided, however, that such representations, warranties and covenants shall be deemed to be made by each Borrower as to itself, but not as to any other Borrower despite its binding nature with respect to the other entities.

                                 ARTICLE III
                                 COLLATERAL

     Section 3.1. Generally. As security for the payment of all liabilities of Borrowers to Lender, including without limitation: (i) indebtedness evidenced under the Note, repayment of Revolving Credit Loans, advances and other extensions of credit, all fees and charges owing by Borrowers, and all other liabilities and obligations of every kind or nature whatsoever of Borrowers to Lender, whether now existing or hereafter incurred, joint or several, matured or unmatured, direct or indirect, primary or secondary, related or unrelated, due or to become due, including but not limited to any extensions, modifications, substitutions, increases and renewals thereof, (ii) the payment of all amounts advanced by Lender to preserve, protect, defend, and enforce its rights hereunder and in the following property in accordance with the terms of this Agreement, and (iii) the payment of all expenses incurred by Lender in connection therewith (collectively, the "Obligations"), each Borrower hereby assigns and grants to Lender a continuing first priority lien on and security interest in, upon, and to the following property (the "Collateral"):

     (a) All of such Borrower's now-owned and hereafter acquired or arising Accounts, accounts receivable and rights to payment of every kind and description, and any contract rights, chattel paper, documents and instruments with respect thereto but specifically excluding Leases and Rents;

     (b) All of such Borrower's now owned and hereafter acquired or arising general intangibles of every kind and description pertaining to its Accounts, accounts receivable and other rights to payment, including, but not limited to, all existing and future customer lists, causes in action, claims, books, records, contracts, licenses, formulae, tax and other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, and computer information, software, records, and data but specifically excluding Leases and Rents;

     (c) All of such Borrower's monies and other property of every kind and nature now or at any time or times hereafter in the possession of or under the control of Lender or a bailee or Affiliate of Lender; and

     (d) The proceeds (including, without limitation, insurance proceeds) of all of the foregoing.

     Section 3.2. Lien Documents. At Closing and thereafter as Lender deems necessary in its reasonable discretion, each Borrower shall execute and deliver to Lender, or have executed and delivered (all in form and substance satisfactory to Lender in its sole discretion):

     (a) WCC-1 Financing statements pursuant to the Uniform Commercial Code in effect in the jurisdiction(s) in which such Borrower operates, which Lender may file in any jurisdiction where any Collateral is or may be located and in any other jurisdiction that Lender deems appropriate; provided that a carbon, photographic, or other reproduction or other copy of this Agreement or of a financing statement is sufficient as and may be filed in lieu of a financing statement; and

     (b) Any other agreements, documents, instruments, and writings reasonably deemed necessary by Lender or as Lender may otherwise request from time to time in its sole discretion to evidence, perfect, or protect Lender's lien and security interest in the Collateral required hereunder.

     Section 3.3. Collateral Administration.

     (a) All Collateral (except deposit accounts) will at all times be kept by each Borrower at its principal office(s) as set forth on Exhibit C hereto and shall not, without the prior written approval of Lender, be moved therefrom.

     (b) Each Borrower shall keep accurate and complete records of its Accounts and all payments and collections thereon and shall submit to Lender sales and collections reports with respect thereto as required by Section 6.1 hereof. In addition, if Borrower becomes aware that Accounts in an aggregate face amount in excess of $100,000.00 have become ineligible since the date of Borrowers' last Borrowing Base Certificate because they fall within one of the specified categories of ineligibility set forth in the definition of Qualified Accounts or otherwise, Borrower shall notify Lender of such occurrence on the first Business
Day following Borrowers' knowledge of such occurrence and the Borrowing Base shall thereupon be adjusted to reflect such occurrence.

     (c) Whether or not an Event of Default has occurred, any of Lender's officers, employees or agents shall have the right, at any time or times hereafter, in the name of Lender, any designee of Lender or Borrowers, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, telegraph or otherwise. Borrowers shall cooperate fully with Lender in an effort to facilitate and promptly conclude such verification process.

     (d) To expedite collection, each Borrower shall endeavor in the first instance to make collection of its Accounts for Lender. Lender retains the right at all times after the occurrence of an Event of Default (other than a Limited Event of Default), subject to applicable law regarding Medicaid/Medicare Account
Debtors, to notify Account Debtors that Accounts have been assigned to Lender and to collect Accounts directly in its own name and to charge the collection costs and expenses, including attorneys' fees, to Borrowers.

     Section 3.4. Other Actions. In addition to the foregoing, Borrowers (i) shall provide prompt written notice to each private indemnity, managed care or other Insurer who either is currently an Account Debtor or becomes an Account Debtor at any time following the date hereof that Lender has been granted a first priority lien and security interest in, upon and to all Accounts applicable to such Insurer, and hereby authorizes Lender to send any and all similar notices to such Insurers by Lender, and (ii) shall do anything further that may be lawfully required by Lender to secure Lender and effectuate the intentions and objects of this Agreement, including but not limited to the execution and delivery of lockbox agreements, continuation statements, amendments to financing statements, and any other documents required hereunder. At Lender's request, Borrowers shall also immediately deliver to Lender all items for which Lender must receive possession to obtain a perfected security interest. Borrowers shall, on Lender's demand, deliver to Lender all notes, certificates, and documents of title, chattel paper, warehouse receipts, instruments, and any other similar instruments constituting Collateral.

     Section 3.5. Searches. Prior to Closing, and thereafter if an Event of Default (other than a Limited Event of Default) or event which with the passing of time, the giving of notice or both could constitute an Event of Default (other than a Limited Event of Default) has occurred and is continuing, Borrowers shall obtain and deliver to Lender the following searches against Borrowers (the results of which are to be consistent with Borrowers' representations and warranties under this Agreement), all at its own expense:

     (a) Uniform Commercial Code searches with the Secretary of State and local filing offices of each jurisdiction where Borrower maintains its executive offices, a place of business, or assets;

     (b) Judgment, federal tax lien and corporate and partnership tax lien searches, in each jurisdiction searched under clause (a) above; and

     (c) Good standing certificates showing Borrower to be in good standing in its state of formation and in each other state in which it is doing and presently intends to do business for which qualification is required.

     Section 3.6. Power of Attorney. Each of the officers of Lender is hereby irrevocably made, constituted and appointed the true and lawful attorney for each Borrower (without requiring any of them to act as such) with full power of substitution to, after the occurrence and during the continuance of an Event of
Default (other than a Limited Event of Default), do the following: (i) endorse the name of such Borrower upon any and all checks, drafts, money orders, and other instruments for the payment of money that are payable to such Borrower and constitute collections on Borrower's Accounts; (ii) execute in the name of such
Borrower any financing statements, schedules, assignments, instruments, documents, and statements that such Borrower is obligated to give Lender hereunder; and (iii) do such other and further acts and deeds in the name of Borrower that Lender may deem necessary or desirable to enforce any Account or other Collateral or perfect Lender's security interest or lien in any Collateral.

                                 ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

     Each entity comprising the Borrower represents and warrants to Lender (with respect to itself only, and not with respect to any other Borrower), and shall be deemed to represent and warrant on each day on which any Obligations shall be outstanding hereunder, that:

     Section 4.1. Subsidiaries. Except as set forth in Schedule 4.l, Borrower has no subsidiaries.

     Section 4.2. Organization and Good Standing. Borrower is a limited partnership or corporation (as the case may be) duly organized, validly existing, and in good standing under the laws of its state of formation, is in good standing as a foreign limited partnership or corporation (as the case may be) in each jurisdiction in which the character of the properties owned or leased by it therein or the nature of its business makes such qualification necessary, has the partnership or corporate power and authority to own its assets and transact the business in which it is engaged, and has obtained all certificates, licenses and qualifications required under all laws, regulations, ordinances, or orders of public authorities necessary for the ownership and operation of all of its properties and transaction of all of its business.

     Section 4.3. Authority. Borrower has full partnership or corporate power and authority to enter into, execute, and deliver this Agreement and to perform its obligations hereunder, to borrow the Loan, to execute and deliver the Note, and to incur and perform the obligations provided for in the Loan Documents, all of which have been duly authorized by all necessary partnership or corporate action. No consent or approval of partners or shareholders of, or lenders to, Borrower and no consent, approval, filing or registration with any Governmental
Authority is required as a condition to the validity of the Loan Documents or the performance by Borrower of its obligations thereunder.

     Section 4.4. Binding Agreement. This Agreement and all other Loan Documents constitute, and the Note, when issued and delivered pursuant hereto for value received, will constitute, the valid and legally binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

     Section 4.5. Litigation. Except as disclosed in Schedule 4.5, there are no actions, suits, proceedings or investigations pending or threatened against Borrower before any court or arbitrator or before or by any Governmental Authority which, in any one case or in the aggregate, if determined adversely to the interests of Borrower, could have a material adverse effect on the business, properties, condition (financial or otherwise) or operations, present or prospective, of Borrower, or upon its ability to perform its obligations under the Loan Documents. Borrower is not in default with respect to any order of any court, arbitrator, or Governmental Authority applicable to Borrower or its properties.

     Section 4.6. No Conflicts. The execution and delivery by Borrower of this Agreement and the other Loan Documents do not, and the performance of its obligations thereunder will not, violate, conflict with, constitute a default under, or result in the creation of a lien or encumbrance upon the property of Borrower under: (i) any provision of Borrower's articles of incorporation or bylaws, or articles of formation, certificate of limited partnership or operating agreement (as the case may be), (ii) any provision of any law, rule, or regulation applicable to Borrower, or (iii) any of the following:
(A) any indenture or other agreement or instrument to which Borrower is a party or by which Borrower or its property is bound; or (B) any judgment, order or decree of any court, arbitration tribunal, or Governmental Authority having jurisdiction over Borrower which is applicable to Borrower.

     Section 4.7. Financial Condition. The annual financial statements of Borrower (prepared on a consolidated basis with the other Borrowers, NewCare Health Corporation and its other controlled entities) as of December 31, 1996 audited by Laney, Boteler & Killinger and the unaudited financial statements of
Borrower as of March 31, 1997, certified by the chief financial officer or general partner of Borrower (as the case may be), which have been delivered to Lender, fairly present the financial condition of Borrower and the results of its operations and changes in financial condition as of the dates and for the periods referred to, and have been prepared in accordance with GAAP. There are no material unrealized or anticipated liabilities, direct or indirect, fixed or contingent, of Borrower as of the dates of such financial statements which are not reflected therein or in the notes thereto. There has been no material adverse change in the business, properties, condition (financial or otherwise) or operations (present or prospective) of Borrower since March 31, 1997. Borrower's fiscal year ends on December 31. The federal tax identification number of each entity comprising the Borrower is as described on Schedule 4. 15.

     Section 4.8. No Default. Borrower is not in default under or with respect to any obligation in any respect which could be materially adverse to its business, operations, property or financial condition, or which could materially and adversely affect the ability of Borrower to perform its obligations under the Loan Documents. No Event of Default as to such Borrower or event which, with the giving of notice or lapse of time, or both, could become an Event of Default as to such Borrower, has occurred and is continuing.

     Section 4.9. Title to Properties. Borrower has good and marketable title to its properties and assets, including the Collateral and the properties and assets reflected in the financial statements described in Section 4.7, subject to no lien, mortgage, pledge, encumbrance or charge of any kind, other than Permitted Liens. Borrower has not agreed or consented to cause any of its properties or assets whether owned now or hereafter acquired to be subject in the future (upon the happening of a contingency or otherwise) to any lien, mortgage, pledge, encumbrance or charge of any kind other than Permitted Liens.

     Section 4.10. Taxes. Borrower has filed, or has obtained extensions for the filing of, all federal, state and other tax returns which are required to be filed, and has paid all taxes shown as due on those returns and all assessments, fees and other amounts due as of the date hereof. All tax liabilities of Borrower were, as of March 3 l, l 997 and are now, adequately provided for on Borrower's books. No tax liability has been asserted by the Internal Revenue Service or other taxing authority against Borrower for taxes in excess of those already paid.

     Section 4.11. Securities and Banking Laws and Regulations.

     (a) The use of the proceeds of the Loan and Borrower's issuance of the Note will not directly or indirectly violate or result in a violation of the Securities Act of l 933 or the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including without limitation Regulations U, T, G, or X of the Board of Governors of the Federal Reserve System. Borrower is not engaged in the business of extending credit for the purpose of the purchasing or carrying "margin stock" within the meaning of those regulations. No part of the proceeds of the Loan hereunder will be used to purchase or carry any margin stock or to extend credit to others for such purpose.

     (b) Borrower is not an investment company within the meaning of the Investment Company Act of l 940, as amended, nor is it, directly or indirectly, controlled by or acting on behalf of any Person which is an investment company within the meaning of that Act.

     Section 4.12. ERISA. No employee benefit plan (a "Plan") subject to the Employee Retirement Income Security Act of l 974 ("ERISA") and regulations issued pursuant thereto that is maintained by Borrower or under which Borrower could have any liability under ERISA (a) has failed to meet minimum funding standards established in Section 302 of ERISA, (b) has failed to comply with all applicable requirements of ERISA and of the Internal Revenue Code, including all applicable rulings and regulations thereunder, (c) has engaged in or been involved in a prohibited transaction (as defined in ERISA) under ERISA or under the Internal Revenue Code, or (d) has been terminated. Borrower has not assumed, or received notice of a claim asserted against Borrower for, withdrawal liability (as defined in the Multi-Employer Pension Plan Amendments Act of 1980, as amended) with respect to any multi-employer pension plan and is not a member of any Controlled Group (as defined in ERISA). Borrower has timely made when due all contributions with respect to any multi-employer pension plan in which it participates and no event has occurred triggering a claim against Borrower for withdrawal liability with respect to any multi-employer pension plan in which Borrower participates.

     Section 4.13. Compliance with Law. Except as described in Schedule 4.l3, Borrower is not in violation of any statute, rule or regulation of any Governmental Authority (including, without limitation, any statute, rule or regulation relating to employment practices or to environmental, occupational and health standards and controls). Borrower has obtained all licenses, permits, franchises, and other governmental authorizations necessary for the ownership of its properties and the conduct of its business. Borrower is current with all reports and documents required to be filed with any state or federal securities commission or similar Governmental Authority and is in full compliance with all applicable rules and regulations of such commissions.

     Section 4.14. Environmental Matters. To Borrower's knowledge, without independent inquiry no use, exposure, release, generation, manufacture, storage, treatment, transportation or disposal of Hazardous Material has occurred or is occurring on or from any real property on which the Collateral is located or which is owned, leased or otherwise occupied by Borrower (the "Premises"), or off the Premises as a result of any action of Borrower, except as described in
Schedule 4.14 or at levels that comply with applicable law.

     Section 4.15. Places of Business. The only places of business of Borrower, and the places where it keeps and intends to keep the Collateral and records concerning the Collateral, are at the addresses set forth in Schedule 4.l5.
Schedule 4.l5 also lists the owner of record of each such property.

     Section 4.16. Intellectual Property. Borrower exclusively owns or possesses all the patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, franchises, licenses, and rights with respect to the foregoing necessary for the present and planned future conduct of its business, without any conflict with the rights of others. A list of all such intellectual property (indicating the nature of Borrower's interest), as well as all outstanding franchises and licenses given by or held by Borrower, is attached as Schedule 4. l 6. Borrower is not in default of any obligation or undertaking with respect to such intellectual property or rights.

     Section 4.17. Stock Ownership. The identity of the stockholders of record of all classes of the outstanding stock of Borrower, together with the respective ownership percentages held by such stockholders, and the partnership company structures of each entity comprising the Borrower, together with the partnership interests held by each partner of the limited partnerships comprising the Borrower are as set forth on Schedule 4.l7

     Section 4.18. Material Facts. Neither this Agreement nor any other Loan Document nor any other agreement, document, certificate, or statement furnished to Lender by or on behalf of Borrower in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to Borrower that materially and adversely affects or in the future may materially and adversely affect the business, operations. affairs or financial condition of Borrower, or any of its properties or assets.

     Section 4.19. Investments. Guarantees, and Certain Contracts. Borrower is not a party to any contract or agreement, or subject to any partnership or corporate restriction, which materially and adversely affects its business.

     Section 4.20. Intentionally Deleted.

     Section 4.21. Names. Within five years prior to the date hereof, Borrower has not conducted business under or used any other name (whether corporate, partnership or assumed) other than as shown on Schedule 4.2 l . Borrower is the sole owner of all names listed on that Schedule and any and all business done and invoices issued in such names are Borrower's sales, business, and invoices.
Each trade name of Borrower represents a division or trading style of Borrower and not a separate Person or independent Affiliate.

     Section 4.22 Intentionally Deleted.

     Section 4.23 Accounts. Lender may rely, in determining which Accounts are Qualified Accounts, on all statements and representations made by Borrower with respect to any Account or Accounts. Unless otherwise indicated in writing to Lender, with respect to each Account:

     (a) It is genuine and in all respects what it purports to be, and is not evidenced by a judgment;

     (b) It arises out of a completed, bona fide sale and delivery of goods or rendition of services by Borrower in the ordinary course of its business and substantially in accordance with the terms and conditions of all purchase orders, contracts, certification, participation, certificate of need, or other documents relating thereto and forming a part of the contract between Borrower and the Account Debtor;

     (c) It is for a liquidated amount maturing as stated in a duplicate claim or invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Lender (or in the case of Accounts owed by Florida
Medicaid and all Medicare Account Debtors, that Medical Services have been rendered but have not yet been invoiced as a result of applicable Medicaid or Medicare billing procedures);

     (d) Such Account, and Lender's security interest therein, is not, and will not (by voluntary act or omission by Borrower), be in the future, subject to any lien, claim or encumbrance, and each such Account is absolutely owing to Borrower and is not contingent in any respect or for any reason;

     (e) To Borrower's knowledge without independent inquiry, there are no facts, events or occurrences which in any way impair the validity or enforceability of any Accounts;

     (f) It has been billed and forwarded to the Account Debtor for payment in accordance with applicable laws and compliance and conformance with any and requisite procedures, requirements and regulations governing payment by such Account Debtor with respect to such Account (or in the case of Accounts owed by
Florida Medicaid and all Medicare Account Debtors, that Medical Services have been rendered but have not yet been invoiced as a result of applicable Medicaid or Medicare billing procedures), and such Account if due from a Medicaid/ Medicare Account Debtor is properly payable directly to Borrower; and

     (g) Borrower has obtained and currently has all certificates of need, Medicaid and Medicare provider numbers, licenses, permits and authorizations as necessary in the generation of such Accounts.

                                 ARTICLE V
                     CLOSING AND CONDITIONS OF LENDING

     Section 5.1. Conditions Precedent to Agreement. The obligation of Lender to enter Loto and perform this Agreement and to make Revolving Credit Loans is subject to the following conditions precedent:

     (a) Lender shall have received two (2) originals of this Agreement and all other Loan Documents required to be executed and delivered at or prior to Closing (other than the Note, as to which Lender shall receive only one original), executed by Borrowers and any other required Persons, as applicable.

     (b) Lender shall have received all searches and good standing certificates required by Section 3.5.

     (c) Borrowers shall have complied and shall then be in compliance with all the terms, covenants and conditions of the Loan Documents.

     (d) There shall have occurred no Event of Default and no event which, with the giving of notice or the lapse of time, or both, could constitute such an Event of Default.

     (e) The representations and warranties contained in Article IV shall be true and correct in all material respects.

     (f) Lender shall have received copies of all board of directors resolutions of the General Partner or other corporate action taken by Borrowers to authorize the execution, delivery and performance of the Loan Documents and the borrowing of the Loan thereunder, as well as the names and signatures of the officers of Borrowers authorized to execute documents on its behalf in connection herewith, all as also certified as of the date hereof by each Borrower's chief financial officer or Borrower's general partner (as the case may be), and such other papers as Lender may require.

     (g) Lender shall have received copies, certified as true, correct and complete by a corporate officer or the corporate officer of the general partner
(as the case may be)of each Borrower, of the articles of incorporation or formation and bylaws of the general partner, (as the case may be) of each Borrower, with any amendments to any of the foregoing, and all other documents necessary for performance of the obligations of Borrower under this Agreement and the other Loan Documents.

     (h) Lender shall have received a written opinion of counsel for Borrower, dated the date hereof, in the form of Exhibit D.

     (i) Lender shall have received such financial statements, reports, certifications, and other operational information required to be delivered hereunder, including without limitation an initial borrowing base certificate calculating the Borrowing Base.

     (j) Lender shall have received the first installment of the Commitment
Fee.

     (k) The Lockbox and the Concentration Account shall have been established.

     (1) Lender shall have received an estoppel certificate substantially in the form of Exhibit E attached hereto from Borrower's landlord or sublandlord, as the case may be, with respect to each of the facilities identified on Schedule
4.15 which is a leased facility.

     (m) Lender shall have received a certificate of Borrower's chief financial officer, dated the Closing Date, certifying that all of the conditions specified in this Section have been fulfilled.

     Section 5.2. Conditions Precedent to Advances. Notwithstanding any other provision of this Agreement, no Loan proceeds, Revolving Credit Loans, advances or other extensions of credit under the Loan shall be disbursed hereunder unless the following conditions have been satisfied or waived immediately prior to such disbursement:

     (a) The representations and warranties on the part of Borrowers (excluding any Borrower that is then deemed to be a Defaulted Borrower pursuant to Section
8.1 (b) hereof) contained in Article IV of this Agreement shall be true and correct in all material respects at and as of the date of disbursement or advance, as though made on and as of such date, except as follows (i) to the extent that such representations and warranties expressly relate solely to an earlier date, (ii) the references in Section 4.7 to financial statements shall be deemed to be a reference to the then most recent annual and interim financial statements of Borrowers furnished to Lender pursuant to Section 6.1 hereof,
(iii) such representations and warranties shall be deemed to have been supplemented by any written updates pertaining thereto, as delivered by Borrowers to Lender from time to time and (iv) Borrower's reaffirmation of
Section 4.17 shall be deemed only a representation that any changes in Borrower's ownership have been in accordance with Section 7.14 hereof.

     (b) No Event of Default (other than a limited Event of Default) or event which, with the giving of notice of the lapse of time, or both, could become an
Event of Default (other than a Limited Event of Default) shall have occurred and be continuing or would result from the making of the disbursement or advance.

     (c) No event or events have occurred which have caused a material adverse change in the condition (financial or otherwise), properties, business, or operations of Borrowers, taken as a whole, shall have occurred and be continuing with respect to Borrowers, taken as a whole, since the date hereof.

     Section 5.3. Closing. Subject to the conditions of this Article V, the Loan shall be made available on the date as is mutually agreed by the parties (the "Closing Date") at such time as may be mutually agreeable to the parties upon the execution hereof (the "Closing") at such place as may be requested by Lender.

     Section 5.4. Waiver of Rights. By completing the Closing hereunder, or by making advances under the Loan, Lender does not waive a breach of any representation or warranty of any Borrower hereunder or under any other Loan Document, and all of Lender's claims and rights resulting from any breach or misrepresentation by any Borrower are specifically reserved by Lender.

                                 ARTICLE VI
                            AFFIRMATIVE COVENANTS

     Each Borrower covenants and agrees that for so long as such Borrower may borrow hereunder and until payment in full of the Note and performance of all other obligations of Borrowers under the Loan Documents:

     Section 6.1. Financial Statements and Collateral Reports. Borrower will furnish to Lender (a) a sales and collections report and accounts receivable aging schedule on a form acceptable to Lender within fifteen (15) days after the end of each calendar month, which shall include, but not be limited to, a report of sales, credits issued, and collections received; (b) payable aging schedules within fifteen ( 15) days after the end of each calendar month; (c) quarterly financial statements for NewCare Health Corporation, prepared on a consolidated basis with Borrowers and any of NewCare Health Corporation's other controlled entities; (d) annual audited financial statements on Form 1OK for NewCare Health
Corporation, prepared on a consolidated basis with Borrowers and any of NewCare
Health Corporation's other controlled entities prepared by Laney, Boteler and Killinger, or other independent public accountants then engaged by Borrower, within one hundred thirty-five (135) days after the end of each of Borrower's fiscal years; (e) promptly upon receipt thereof, copies of any reports submitted to Borrower by the independent accountants in connection with any interim audit of the books of Borrower and copies of each management control letter provided to Borrower by independent accountants; (f) as soon as available, copies of all financial statements and notices provided by Borrower to all of its stockholders;
and (g) such additional information, reports or statements as Lender may from time to time reasonably request. Annual financial statements shall set forth in comparative form figures for the corresponding periods in the prior fiscal year.
All financial statements shall include a balance sheet and statement of earnings and shall be prepared in accordance with GAAP.

     Section 6.2. Payments Hereunder. Borrower will make all payments of principal, interest, fees, and all other payments required hereunder, under the
Loan, and under any other agreements with Lender to which Borrower is a party, as and when due.

     Section 6.3. Existence. Good Standing. and Compliance with Laws. Borrower will do or cause to be done all things necessary (a) to obtain and keep in full force and effect all corporate or partnership (as the case may be) existence, rights, licenses, privileges, and franchises of Borrower necessary to the ownership of its property or the conduct of its business, and comply with all applicable present and future laws, ordinances, rules, regulations, orders and decrees of any Governmental Authority having or claiming jurisdiction over Borrower; and (b) to maintain and protect the properties used or useful in the conduct of the operations of Borrower, in a prudent manner, including without limitation the maintenance at all times of such insurance upon its insurable property and operations as required by law or by Section 6.7 hereof.

     Section 6.4. Legality. Borrower will obtain any and all consents, approvals and authorizations of any Governmental Authority necessary for the making of each disbursement or advance of the loan

     Section 6.5. Intentionally Deleted.

     Section 6.6. Taxes and Charges. Borrower will timely file all tax reports and pay and discharge all taxes, assessments and governmental charges or levies imposed upon Borrower, or its income or profits or upon its properties or any part thereof, before the same shall be in default and prior to the date on which penalties attach thereto, as well as all lawful claims for labor, material, supplies or otherwise which, if unpaid, might become a lien or charge upon the properties or any part thereof of Borrower; provided, however, that Borrower shall not be required to pay and discharge or cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith and by appropriate proceedings by
Borrower, and Borrower shall have set aside on their books. adequate reserve therefor; and provided further, that such deferment of payment is permissible only so long as Borrower's title to, and its right to use, the Collateral is not adversely affected thereby and Lender's lien and priority on the Collateral are not adversely affected, altered or impaired thereby.

     Section 6.7. Insurance. Borrower will carry adequate public liability and professional liability insurance with responsible companies satisfactory to Lender in such amounts and against such risks as is customarily maintained by similar businesses and by owners of similar property in the same general area.

     Section 6.8. General Information. Borrower will furnish to Lender such information as Lender may, from time to time, reasonably request with respect to the business or financial affairs of Borrower, and, upon reasonable prior notice and during normal business hours, shall permit any officer, employee or agent of
Lender to visit and inspect any of the properties, to examine the minute books, books of account and other records, including management letters prepared by Borrower's auditors, of Borrower, and make copies thereof or extracts therefrom, and to discuss its and their business affairs, finances and accounts with, and be advised as to the same by, the accountants and officers of Borrower, all at such times and as often as Lender may require.

     Section 6.9. Maintenance of Property. Borrower will maintain, keep and preserve all of its properties in good repair, working order and condition and from time to time make all needful and proper repairs, renewals, replacements, betterments and improvements thereto, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

     Section 6.10. Notification of Events of Default and Adverse Developments. Borrower promptly will notify Lender upon the occurrence of: (a) any Event of Default; (b) any event which, with the giving of notice or lapse of time, or both, could constitute an Event of Default; (c) any event, development or circumstance whereby the financial statements previously furnished to Lender fail in any material respect to present fairly, in accordance with GAAP, the financial condition and operational results of Borrower as of the date of such statements; (d) any judicial, administrative or arbitration proceeding pending against
Borrower, and any judicial or administrative proceeding known by Borrower to be threatened against it which, if adversely decided, could materially and adversely affect the condition (financial or otherwise) or operations (present or prospective) of the Borrowers, taken as a whole, or which may expose Borrower to uninsured liability of $100,000.00 or more; (e) any default claimed by any other creditor for Borrowed Money (in excess of $50,000)of Borrower other than Lender;
and (f) any other development in the business or affairs of Borrower which could have a material and adverse effect on the business operations of Borrowers, taken as a whole, or on the ability of Borrowers to repay the Loan; in each case describing the nature thereof and (in the case of notification under clauses
(a)
and (b)) the action Borrower proposes to take with respect thereto.

     Section 6.11. Employee Benefit Plans. Borrower will (a) comply with the funding requirements of ERISA with respect to the Plans for its employees, or will promptly satisfy any accumulated funding deficiency that arises under
Section 302 of ERISA; (b) furnish Lender, promptly after filing the same, with copies of all reports or other statements filed with the United States Department of Labor, the Pension Benefit Guaranty Corporation, or the Internal Revenue Service with respect to all Plans, or which Borrower, or any member of a Controlled Group, may receive from such Governmental Authority with respect to any such Plans, and (c) promptly advise Lender of the occurrence of any Reportable Event or Prohibited Transaction with respect to any such Plan and the action which Borrower proposes to take with respect thereto. Borrower will make all contributions when due with respect to any multi-employer pension plan in which it participates and will promptly advise Lender: (a) upon its receipt of notice of the assertion against Borrower of a claim for withdrawal liability;
(b)
upon the occurrence of any event which could trigger the assertion of a claim for withdrawal liability against Borrower; and (c) upon the occurrence of any event which would place Borrower in a Controlled Group as a result of which any member
(including Borrower) thereof may be subject to a claim for withdrawal liability, whether liquidated or contingent.

     Section 6.12. Financing Statements. Borrower shall provide to Lender evidence satisfactory to Lender as to the due recording of termination statements, releases of collateral, and Forms WCC-3, and shall cause to be recorded financing statements on Form WCC-1, duly executed by Borrower and Lender, in all places necessary to release all existing security interests and other liens in the Collateral (other than as permitted hereby) and to perfect and protect Lender's first priority lien and security interest in the Collateral, as
Lender may request.

     Section 6.13. Financial Records. Borrower shall keep current and accurate books of records and accounts in which full and correct entries will be made of all of its business transactions, and will reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP.

     Section 6.14. Collection of Accounts. Borrower shall continue to collect its Accounts in the ordinary course of business.

     Section 6.15. Places of Business. Borrower shall give thirty (30) days' prior written notice to Lender of any change in the location of any of its places of business, of the places where its records concerning its Accounts are kept, of the places where the Collateral is kept, or of the establishment of any new, or the discontinuance of any existing, places of business.

     Section 6.16. Business Conducted. Borrower shall continue in the business presently conducted by it using its best efforts to maintain its customers and goodwill.

     Section 6.17. Litigation and Other Proceedings. Borrower shall give prompt notice to Lender of any litigation, arbitration, or other proceeding before any
Governmental Authority against or affecting Borrower if the uninsured portion of the amount claimed is more than $50.000.00.

     Section 6.18. Intentionally Deleted.

     Section 6.19. Submission of Collateral Documents. After the occurrence and during the continuance of an Event of Default (other than a Limited Event of Default), Borrower will, on demand of Lender, make available to Lender copies of shipping and delivery receipts evidencing the shipment of goods that gave rise to an Account, medical records, insurance verification forms, assignment of benefits, in-take forms or other proof of the satisfactory performance of services that gave rise to an Account, a copy of the claim or invoice for each Account and copies of any written contract or order from which the Account arose.
Borrower shall promptly notify Lender if an Account becomes evidenced or secured by an instrument or chattel paper and upon request of Lender, will promptly deliver any such instrument or chattel paper to Lender.

     Section 6.20. Licensure; Medicaid/Medicare Cost Reports. Borrower will maintain all certificates of need, provider numbers and licenses necessary to conduct its business as presently conducted, and take any steps required to comply with any such new or additional requirements that may be imposed on providers of medical products and services. If required, all Medicaid/Medicare cost reports will be properly filed.

     Section 6.21. Officer's Certificates. Together with the quarterly financial statements delivered pursuant to clause (c) of Section 6. l, and together with the audited annual financial statements delivered pursuant to clause (f) of that
Section, Borrower shall deliver to Lender a certificate of its chief financial officer, in form and substance satisfactory to Lender setting forth:

     (a) The information (including detailed calculations) required in order to establish whether Borrower is in compliance with the requirements of Articles VI and VII as of the end of the period covered by the financial statements then being furnished; and

     (b) That the signer has reviewed the relevant terms of this Agreement, and has made (or caused to be made under his supervision) a review of the transactions and conditions of Borrower from the beginning of the accounting period covered by the income statements being delivered to the date of the certificate, and that, other than any then existing Limited Event of Defaults which have been disclosed to Lender, such review has not disclosed the existence during such period of any condition or event which constitutes an Event of Default or which is then, or with the passage of time or giving of notice or both, could become an Event of Default, and if any such condition or event existed during such period or now exists, specifying the nature and period of existence thereof and what action Borrower has taken or proposes to take with respect thereto.

     Section 6.22. Intentionally Deleted.

     Section 6.23. Net Worth. NewCare Health Corporation, the ultimate parent of Borrower, will not at any time allow its net worth, as computed in accordance with GAAP, to fall below $4,000,000.00.

                                 ARTICLE VII
                              NEGATIVE COVENANTS

     Each Borrower covenants and agrees that so long as Borrowers may borrow hereunder and until payment in full of the Note and performance of all other obligations of Borrowers under the Loan Documents:

     Section 7.1. Borrowing. Borrower (other than NewCare Health Corporation) shall provide Lender with written notice of any loan made to such Borrower in excess of $250,000 that is secured by real property or tangible personal property acquired by such Borrower with the proceeds of such loan (but Lender's consent shall not be required for any such loan), and will not incur, assume, or permit to exist or become contingently liable for any liability for Borrowed Money in excess of $250,000.00 where the proceeds of the loan are not used by such Borrower to acquire real property or tangible personal property without Lender's prior written consent, which shall not be unreasonably withheld or delayed.

     Section 7.2. Intentionally Deleted.

     Section 7.3. Liens and Encumbrances. Borrower will not create, incur, assume or suffer to exist any mortgage, pledge, lien or other encumbrance of any kind upon, or any security interest in, any of its Collateral, whether now owned or hereafter acquired, except for Permitted Liens.

     Section 7.4. Merger. Acquisition. or Sale of Assets. Borrower will not enter into any merger or consolidation with or acquire all or substantially all of the assets of any Person, unless (a) Borrower or any other Borrower is the surviving entity of such transaction or (b) NewCare Health Corporation or Equity
General Partner, Inc. ("EGP") holds a controlling interest in the surviving entity and (c) the surviving entity executes and delivers to Lender all documents deemed reasonably necessary by Lender (as determined solely by Lender in its reasonable commercial judgement) to protect Lender's rights under this Agreement and the other Loan Documents and with respect to the Collateral, all at Borrowers' cost (including without limitation, all lien search costs). Borrower will not sell, lease, or otherwise dispose of substantially all of its assets. Consistent with the foregoing, until the Obligations are repaid in full, none of the Borrowers shall transfer, assign, convey or grant to any other Person (other than another Borrower, EGP or NewCare Health Corporation) the right to operate or control any of the nursing homes listed on Schedule 4. l 5, whether by lease, sublease, management agreement, joint venture agreement or otherwise.

     Section 7.5. Intentionally Deleted.

     Section 7.6. Distributions and Management Fees. Following an Event of Default with respect to such Borrower will not declare or pay any dividends or other distributions with respect to, purchase, redeem or otherwise acquire for value any of its outstanding stock or partnership interests (as the case may be) now or hereafter outstanding, or return any capital of its stockholders, nor shall such Borrower pay management fees or fees of a similar nature to any Person following an Event of Default.

     Section 7.7. Intentionally Deleted.

     Section 7.8. Intentionally Deleted.

     Section 7.9. Intentionally Deleted.

     Section 7.10. Compliance with ERISA. Borrower will not permit with respect to any Plan covered by Title IV of ERISA any Prohibited Transaction or any Reportable Event.

     Section 7.11. Certificates of Need. Borrower will not suspend or terminate or make provisional in any material way, any required certificate of need or provider number of any Borrower without the prior written consent of Lender, which shall not be unreasonably withheld or delayed.

     Section 7.12. Transactions with Affiliates. Borrower will not enter into any transaction, including without limitation the purchase, sale, or exchange of property, or the loaning or giving of funds to any Affiliate or subsidiary, except in the ordinary course of business and pursuant to the reasonable requirements of Borrower's business and upon terms substantially the same and no less favorable to Borrower as it would obtain in a comparable arm's length transaction with any Person not an Affiliate or subsidiary, and so long as the transaction is not otherwise prohibited hereunder. For purposes of the foregoing, Lender consents to the transactions described on Schedule 7.l2.

     Section 7.13. Use of Lender's Name. Borrower will not use Lender's name (or the name of any of Lender's affiliates) in connection with any of its business operations. Borrower may disclose to third parties that Borrower has a borrowing relationship with Lender. Nothing herein contained is intended to permit or authorize Borrower to make any contract on behalf of Lender.

     Section 7.14. Change in Capital Structure. There shall occur no change in Borrower's capital structure as set forth in Schedule 4. l 7.which causes a change in control of Borrower.

     Section 7.15. Contracts and Agreements. Borrower will not become or be a party to any contract or agreement which would breach this Agreement.


shall have continued unremedied for a period of twenty (20) days after written notice from Lender;

     (v) If any obligation of a Borrower (other than its Obligations hereunder) for the payment of Borrowed Money (the outstanding amount of which is in excess of $100,000.00) is not paid when due or within any applicable grace period, or such obligation becomes or is declared to be due and payable prior to the expressed maturity thereof;

     (vi) If a Borrower makes an assignment for the benefit of creditors, offers a composition or extension to creditors, or makes or sends notice of an intended bulk sale of any business or assets now or hereafter conducted by such Borrower;

     (vii) If a Borrower files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver of or any trustee for itself or any substantial part of its property, commences any
proceeding relating to itself under any reorganization, arrangement, read-
justment
or debt, dissolution or liquidation law or statute of any jurisdiction, whether
now or hereafter in effect, or there is commenced against a Borrower any such proceeding which remains undismissed for a period of sixty (60) days, or any Borrower by any act indicates its consent to, approval of, or acquiescence in, any such proceeding or the appointment of any receiver of or any trustee for a Borrower or any substantial part of its property, or suffers any such receivership or trusteeship to continue undischarged for a period of sixty
(60)
days;

     (viii) If one or more final judgments against any Borrower or attachments against its property (the uninsured portion of which is in excess of $100,000.00)
not fully and unconditionally covered by insurance shall be rendered by a court of record and shall remain unpaid, unstayed on appeal, undischarged, unbonded and undismissed for a period of thirty (30) days;

     (ix) A Reportable Event which might constitute grounds for termination of any Plan covered by Title IV of ERISA or for the appointment by the appropriate
United States District Court of a trustee to administer any such Plan or for the entry of a lien or encumbrance to secure any deficiency, has occurred and is continuing thirty (30) days after its occurrence, or any such Plan is terminated, or a trustee is appointed by an appropriate United States District Court to administer any such Plan, or the Pension Benefit Guaranty Corporation institutes proceedings to terminate any such Plan or to appoint a trustee to administer any such Plan, or a lien or encumbrance is entered to secure any deficiency or claim;

     (x) If any outstanding stock or partnership interests of Borrower is sold or otherwise transferred in violation of Section 7.14;

     (xi) Upon the issuance of any execution or distraint process against any of the Collateral;

     (xii) If any indication or evidence is received by Lender that Borrower may have directly or indirectly been engaged in any type of activity which, in Lender's reasonable discretion, is reasonably likely to result in the forfeiture of any property material of Borrower to any Governmental Authority, which default shall have continued unremedied for a period of ten ( 10) days after written notice from Lender;

     (xiii) Borrower or any Affiliate of Borrower, shall challenge or contest, in any action, suit or proceeding, the validity or enforceability of this Agreement, or any of the other Loan Documents, the legality or the enforce-ability of any of the Obligations or the perfection or priority of any Lien granted to Lender;

     (xiv) Borrower shall be criminally convicted under any law that could lead to a forfeiture of any Collateral.

     (xv) There shall occur a material adverse change in the financial condition or business prospects of a Borrower, or if Lender in good faith deems itself insecure as a result of acts or events bearing upon the financial condition of a Borrower or the repayment of the Note, which default shall have continued unremedied for a period of ten ( 10) days after written notice from Lender.

     (b) Notwithstanding the foregoing, if an event which constitutes an Event of Default occurs with respect to three (3) or fewer of the Borrowers ( a "Limited Event of Default"), then (i) the Accounts of each Borrower with respect to which the Event of Default Occurred (each a "Defaulted Borrower") shall immediately be deemed excluded from Qualified Accounts ("Excluded Accounts) unless and until the Event of Default with respect to such Defaulted Borrower has been cured to Lender's reasonable satisfaction and (ii) Borrowers shall, within two (2) Business Days after the occurrence of the Event of Default, repay the Loan in an amount, if any, necessary to reduce the outstanding amount of the Loan to the Borrowing Base (as adjusted to delete the Accounts which have been Excluded Accounts pursuant to (i) above). Borrowers' failure to make such payment shall constitute a payment default pursuant to Section 8.1 (a)(I) hereof, entitling Lender to immediately exercise any and all remedies set forth in
Section 8.2 and 8.3 of the Agreement. Notwithstanding the foregoing, (x) no Defaulted Borrower shall be released from its obligations hereunder (nor shall the Collateral owned by such Defaulted Borrower be released from the lien created hereby) by virtue of such Defaulted Borrower's Accounts being deemed to be Excluded Accounts, and (y) if the aggregate amount of all Excluded Accounts exceeds $500,000.00, such event shall constitute an Event of Default and shall entitle Lender to immediately exercise any and all remedies set forth in Sections 8.2 and 8.3 of this Agreement.

     Section 8.2. Acceleration. Subject to the provisions of Section 8.1 (b) hereof, upon the occurrence of any of the foregoing Events of Default, the Note shall become and be immediately due and payable upon declaration to that effect delivered by Lender to Borrower; provided that, upon the happening of any event specified in Section 8.1 (vi) hereof (subject always to Section 8.1 (b)), the Note shall be immediately due and payable failure to satisfy (i) and (ii) will be an overall Event of Default without declaration or other notice to Borrowers.

     Section 8.3. Remedies.

     (a) In addition to all other rights, options, and remedies granted to Lender under this Agreement, upon the occurrence of an Event of Default Lender (other than a Limited Event of Default) may (i) terminate the Loan, whereupon all outstanding Obligations shall be immediately due and payable, (ii) exercise all other rights granted to it hereunder and all rights under the Uniform Commercial
Code in effect in the applicable jurisdiction(s) and under any other applicable law, and (iii) exercise all rights and remedies under all Loan Documents now or hereafter in effect, including the following rights and remedies (which list is given by way of example and is not intended to be an exhaustive list of all such rights and remedies):

     (i) The right to take possession of, send notices regarding, and collect directly the Collateral, with or without judicial process, and to exercise all rights and remedies available to Lender with respect to the Collateral under the
Uniform Commercial Code in effect in the jurisdiction(s) in which such Collateral is located;

     (ii) The right to (by its own means or with judicial assistance) enter any of Borrower's premises and take possession of the Collateral, or render it unusable, or dispose of the Collateral on such premises in compliance with subsection (b), without any liability for rent, storage, utilities, or other sums, and Borrowers shall not resist or interfere with such action;

     (iii) The right to require Borrowers at Borrowers' expense to assemble all pr any part of the Collateral and make it available to Lender at any place designated by Lender;

     (iv) The right to reduce the Maximum Loan Amount or to use the Collateral and/or funds in the Concentration Account to repay the then outstanding Obligations for any reason; and

     (v) The right to relinquish or abandon any Collateral or any security interest therein.

     (b) Borrowers agree that a notice received by it at least ten (10) days before the time of any intended public sale, or the time after which any private sale or other disposition of the Collateral is to be made, shall be deemed to be reasonable notice of such sale or other disposition. If permitted by applicable law, any perishable Collateral which threatens to speedily decline in value or which is sold on a recognized marked may be sold immediately by Lender without prior notice to Borrower. At any sale or disposition of Collateral, Lender may (to the extent permitted by applicable law) purchase all or any part of the Collateral, free from any right of redemption by Borrower, which right is hereby waived and released. Borrower covenants and agrees not to interfere with or impose any obstacle to Lender's exercise of its rights and remedies with respect to the Collateral.

     Section 8.4. Nature of Remedies. Lender shall have the right to proceed against all or any portion of the Collateral to satisfy the liabilities and Obligations of Borrower to Lender in any order. All rights and remedies granted
Lender hereunder and under any agreement referred to herein, or otherwise available at law or in equity, shall be deemed concurrent and cumulative, and not alternative remedies, and Lender may proceed with any number of remedies at the same time until the Loans, and all other existing and future liabilities and obligations of Borrower to Lender, are satisfied in full.
The exercise of any one right or remedy shall not be deemed a waiver or release of any other right or remedy, and Lender, upon the occurrence of an Event of Default, may proceed against Borrower, and/or the Collateral, at any time, under any agreement, with any available remedy and in any order.

                                 ARTICLE IX
                                MISCELLANEOUS

     Section 9.1. Expenses and Taxes.

     (a) Borrowers agree to pay, whether or not the Closing occurs, a reasonable documentation preparation fee not to exceed $8,000.00, together with actual audit and appraisal fees and all other out-of-pocket charges and expenses incurred by
Lender in connection with the negotiation, preparation and execution of each of the Loan Documents, any amendments to the Loan Documents following Closing, and preparation for Closing. Borrowers also agree to pay all out-of-pocket charges and expenses incurred by Lender (including the fees and expenses of Lender's counsel) in connection with the enforcement, protection or preservation of any right or claim of Lender and the collection of any amounts due under the Loan Documents.

     (b) Borrowers shall pay all taxes (other than taxes based upon or measured by Lender's income or revenues or any personal property tax), if any, in connection with the issuance of the Note and the recording of the security documents therefor. The obligations of Borrower under this clause (b) shall survive the payment of Borrowers' indebtedness hereunder and the termination of this Agreement.

     Section 9.2. Entire Agreement: Amendments. This Agreement and the other Loan Documents constitute the full and entire understanding and agreement among the parties with regard to their subject matter and supersede all prior written or oral agreements, understandings, representations and warranties made with respect thereto. No amendment, supplement or modification of this Agreement nor any waiver of any provision thereof shall be made except in writing executed by the party against whom enforcement is sought.

     Section 9.3. No Waiver: Cumulative Rights. No waiver by any party hereto of any one or more defaults by the other party in the performance of any of the provisions of this Agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party hereto at law, in equity or otherwise.

     Section 9.4. Notices. Any notice or other communication required or permitted hereunder shall be in writing and personally delivered, mailed by registered or certified mail (return receipt requested and postage prepaid), sent by telecopier (with a confirming copy sent by regular mail), or sent by prepaid overnight courier service, and addressed to the relevant party at its address set forth below, or at such other address as such party may, by written notice, designate as its address for purposes of notice hereunder:

     (a) If to Lender, at:

     HCFP Funding, Inc.
     2 Wisconsin Circle, Suite 320
     Chevy Chase, Maryland 20815
     Attention: Ethan D. Leder, President
     Telephone: (301) 961-1640
     Telecopier: (301) 664-9860

     (b) If to Borrower, at:

     NewCare, Inc.
     6000 Lake Forrest Drive
     Suite 200
     Atlanta, GA 30328
     Attention: Mr. Christopher F. Brogdon
     Philip M. Rees, Esq.
     Telephone: (404) 255-7500
     Telecopier: (404) 255-5789

     (c) With a copy to:

     Gregory P. Youra, Esq.
     Vincent, Berg, Stalzer & Menendez
     The Lenox Building
     3399 Peachtree Road, Suite 1400,
     Atlanta, GA 30326
     Telephone: (404) 812-5680
     Telecopier: (404) 812-5699

If mailed, notice shall be deemed to be given five (5) days after being sent, if sent by personal delivery or telecopier, notice shall be deemed to be given when delivered, and if sent by prepaid courier, notice shall be deemed to be given on the next Business Day following deposit with the courier.

     Section 9.5. Severability. If any term, covenant or condition of this Agreement, or the application of such term, covenant or condition to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, the remainder of this Agreement and the application of such term, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant or condition shall be valid and enforced to the fullest extent permitted by law. Upon determination that any such term is invalid, illegal or unenforceable, the parties hereto shall amend this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner.

     Section 9.6. Successors and Assigns. This Agreement, the Note, and the other Loan Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns. Notwithstanding the foregoing, Borrower may not assign any of its rights or delegate any of its obligations hereunder without the prior written consent of Lender, which may be withheld in its sole discretion. Lender may sell, assign, transfer, or participate any or all of its rights or obligations hereunder without notice to or consent of Borrower.

     Section 9.7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one instrument.

     Section 9.8. Interpretation. No provision of this Agreement or any other Loan Document shall be interpreted or construed against any party because that party or its legal representative drafted that provision. The titles of the paragraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. Any pronoun used in this Agreement shall be deemed to include singular and plural and masculine, feminine and neuter gender as the case may be. The words "herein," "hereof," and "hereunder" shall be deemed to refer to this entire Agreement, except as the context otherwise requires.

     Section 9.9. Survival of Terms. All covenants, agreements, representations and warranties made in this Agreement, any other Loan Document, and in any certificates and other instruments delivered in connection therewith shall be considered to have been relied upon by Lender and shall survive the making by Lender of the Loans herein contemplated and the execution and delivery to Lender of the Note, and shall continue in full force and effect until all liabilities and obligations of Borrower to Lender are satisfied in full.

     Section 9.10. Release of Lender. Borrower releases Lender, its officers, employees, and agents, of and from any claims for loss or damage resulting from acts or conduct of any or all of them, unless caused by Lender's recklessness, gross negligence, or willful misconduct.

     Section 9.11. Time. Whenever Borrower is required to make any payment or perform any act on a Saturday, Sunday, or a legal holiday under the laws of the
State of Maryland (or other jurisdiction where Borrower is required to make the payment or perform the act), the payment may be made or the act performed on the next Business Day. Time is of the essence in Borrower's performance under this Agreement and all other Loan Documents.

     Section 9.12. Commissions. The transaction contemplated by this Agreement was brought about by Lender and Borrower acting as principals and without any brokers, agents, or finders being the effective procuring cause. Borrower represents that it has not committed Lender to the payment of any brokerage fee, commission, or charge in connection with this transaction. If any such claim is made on Lender by any broker, finder, or agent or other person, Borrower will indemnify, defend, and hold Lender harmless from and against the claim and will defend any action to recover on that claim, at Borrower's cost and expense, including Lender's counsel fees. Borrower further agrees that until any such claim or demand is adjudicated in Lender's favor, the amount demanded will be deemed a liability of Borrower under this Agreement, secured by the Collateral.

     Section 9.13. Third Parties. No rights are intended to be created hereunder or under any other Loan Document for the benefit of any third party donee, creditor, or incidental beneficiary of Borrower. Nothing contained in this Agreement shall be construed as a delegation to Lender of Borrower's duty of performance, including without limitation Borrower's duties under any account or contract in which Lender has a security interest.

     Section 9.14. Discharge of Borrower's Obligations. Lender, in its sole discretion, shall have the right at any time, and from time to time, without prior notice to Borrower if Borrower fails to do so, to: (a) obtain insurance covering any of the Collateral as required hereunder; (b) pay for the performance of any of Borrower's obligations hereunder; (c) discharge taxes, liens, security interests, or other encumbrances at any time levied or placed on any of the Collateral in violation of this Agreement unless Borrower is in good faith with due diligence by appropriate proceedings contesting those items; and (d) pay for the maintenance and preservation of any of the Collateral. Expenses and advances shall be added to the Loan, until reimbursed to Lender and shall be secured by the Collateral. Such payments and advances by Lender shall not be construed as a waiver by Lender of an Event of Default.

     Section 9.15. Information to Participants. Lender may divulge to any participant it may obtain in the Loan, or any portion thereof, all information, and furnish to such participant copies of reports, financial statements, certificates, and documents obtained under any provision of this Agreement or any other Loan Document.

     Section 9.16. Intentionally Deleted.

     Section 9.17. Choice of Law: Consent to Jurisdiction. THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS. IF ANY ACTION ARISING OUT OF THIS AGREEMENT OR THE NOTE IS COMMENCED BY LENDER IN THE STATE OF MARYLAND OR FEDERAL COURT LOCATED IN THE STATE OF MARYLAND, BORROWER HEREBY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF ANY SUCH COURT IN ANY SUCH ACTION AND TO THE LAYING OF VENUE IN THE STATE OF MARYLAND. ANY PROCESS IN ~NY SUCH ACTION SHALL BE DULY SERVED IF MAILED BY REGISTERED MAIL, POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS DESCRIBED IN SECTION 9.4 HEREOF.

     Section 9.18. Waiver of Trial by Jury. BORROWER HEREBY (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY BORROWER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF BORROWER'S WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER (INCLUDING LENDER'S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO BORROWER THAT LENDER WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

                                 LENDER:

ATTEST:                          HCFP FUNDING, INC.

By:                              By: /s/         [SEAL]
   Name:                            Name:
   Title:                           Title:

                                 BORROWER:

ATTEST:                          NEWCARE HEALTH CORPORATION,
                                 A Nevada Corporation

By:/s/ Philip M. Rees            By: /s/ Chris F. Brogdon   [SEAL]
   Name:                            Name:
   Title:                           Title:


ATTEST:                          NEWCARE, INC., a Florida
                                 Corporation

By:/s/ Philip M. Rees            By: /s/ Kathy Pifer   [SEAL]
   Name:                            Name: Kathy Pifer
   Title:                           Title:  President


ATTEST:                          OAK MANOR NURSING HOME, LTD.,
                                 A Florida limited partnership

                                 By: Equity General Partner, Inc.
                                 Its: General Partner

By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name:                            Name: Kathy Pifer
   Title:                           Title: President

ATTEST:                          HEALTHCARE FACILITIES LIMITED PARTNERSHIP,
                                 A Louisiana limited partnership

                                 By: Equity General Partner, Inc.
                                 Its: General Partner

By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name:                            Name: Kathy Pifer
   Title:                           Title: President

ATTEST:                          SUNCOAST NURSING HOME, LTD.,
                                 A Florida limited partnership

                                 By: Equity General Partner, Inc.
                                 Its: General Partner

By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name:                            Name: Kathy Pifer
   Title:                           Title: President

ATTEST:                          CENTRAL TAMPA NURSING HOME, LTD.
                                 A Florida limited partnership

                                 By: Equity General Partner, Inc.
                                 Its: General Partner

By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name:                            Name: Kathy Pifer
   Title:                           Title: President

ATTEST:                          VICTORIA MARTIN NURSING HOME, LTD.
                                 A Florida limited partnership

                                 By: Equity General Partner, Inc.
                                 Its: General Partner

By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name:                            Name: Kathy Pifer
   Title:                           Title: President

ATTEST:                          MEMORIAL NURSING CENTER, INC.
                                 A Georgia Corporation


By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name:                            Name: Kathy Pifer
   Title:                           Title: President

ATTEST:                          CIMMERON HEALTH CARE, INC.
                                 A Georgia Corporation


By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name:                            Name: Kathy Pifer
   Title:                           Title: President

ATTEST:                          FITZGERALD HEALTHCARE, INC.
                                 A Georgia Corporation


By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name:                            Name: Kathy Pifer
   Title:                           Title: President

ATTEST:                          FITZGERALD NURSING CENTER, INC.
                                 A Georgia Corporation


By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name:                            Name: Kathy Pifer
   Title:                           Title: President

ATTEST:                          FORT VALLEY NURSING CENTER, INC.
                                 A Georgia Corporation


By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name:                            Name: Kathy Pifer
   Title:                           Title: President

ATTEST:                          WINWARD NURSING CENTER, INC.
                                 A Georgia Corporation


By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name:                            Name: Kathy Pifer
   Title:                           Title: President

ATTEST:                          KMH ENTERPRISES, INC.
                                 A Georgia Corporation

By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name:                            Name: Kathy Pifer
   Title:                           Title: President

ATTEST:                          WHIGHAM HEALTH & REHABILITATION,
                                 INC., a Georgia Corporation

By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name:                            Name: Kathy Pifer
   Title:                           Title: President

                              LIST OF EXHIBITS

Exhibit A - Form of Revolving Credit Note
Exhibit B - Form of Lockbox Agreement
Exhibit C - Locations of Collateral
Exhibit D - Form of Legal Opinion
Exhibit E - Form of Estoppel Certificate

                           LIST OF SCHEDULES


Schedule 1.36 - Permitted Liens
Schedule 4.1 -  Subsidiaries
Schedule 4.5 -  Litigation
Schedule 4.7 -  Tax Identification Numbers
Schedule 4.13 - Non-Compliance with Law
Schedule 4.14 - Environmental Matters
Schedule 4.15 - Places of Business with patient consensus
Schedule 4.16 - Licenses
Schedule 4.17 - Stock Ownership
Schedule 4.19 - Borrowings and Guarantees
Schedule 4.21 - Trade Names
Schedule 4.22 - Joint Ventures
Schedule 7.12 - Transactions with Affiliates

                              SCHEDULE 1.36

                              Permitted Liens

DEBTOR         DATE       JURISDICTION    SECURED PARIY     COMMENTS

Oak Manor      7/20/93    State of        Orix Credit       accounts,
Nursing Home              Florida         Alliance, Inc     A/R etc.
                                          930000152589

Central Tampa  5/23/91    State of        Nationwide        personal
Nursing Home,             Florida         Health            prop in
Ltd                                       Properties,        connection
                                          Inc               with R/E
                                          970000113108--9   excludes A/r
                                                            but does not
                                                            mention books
                                                            and records

Central Tampa  5/23/97    State of        Nationwide        personal
Nursing Home,             Florida         Health            prop. in
Ltd                                       Properties,       connection
                                          Inc               with R/E
                                          970000113111--

Windward       5/27/97    Fulton          Nationwide        excludes A/R
Nursing                   County, GA      Health            but does not
Center, Inc.                              Properties,       mention
                                          Inc.              books, records

Central Tampa  5/23/97    Hilsborough     Nationwide        personal
Nursing Home,             County,         Health            prop. in
Ltd                       Florida         Properties,       connection
                                          Inc               with R/E
                                          OFF REC 8575
                                          PG 0495

Emory Nursing  9/16/91    Fulcon          Writ of Fieri     $790.00
Center                    County, GA      Facias
                                          Book 01524
                                          Page 006

Memorial       2/1/96     De Kalb         Retirement        accounts,
Nursing                   County, GA      Care              a/
Center, Inc.                              Associates,
                                          Inc.
                                          441996001306

Fitzgerald     4/28/92    Fulton, GA      Towers            all accounts
Healthcare,    expired                    Financial
Inc                                       Corporation
                                          775130

Fitzgerald     2/28/97    Ben Hill, GA    PFC               all accounts
Nursing                                   Corporation
Center, Inc.


Fitzgerald     11/30/94   Ben Hill, GA    Union Planters    all A/r
Health Care,                              Bank              contract
Inc.                                                        rights etc
                                                            related to
                                                            R/E

Victoria       3/25/94    Pinellas        First Union       All
Martin Nursing            County,         National Bank     contracts,
Home, Ltd.                Florida         of Florida, NA    licenses etc
                                                            in connection
                                                            with property

Victoria       3/28/94    St of           First Union       All
Martin Nursing            Florida         National Bank     contracts,
Home, Ltd                                 of Florida, NA    licenses etc
                                                            in connection
                                                            with property

Healthcare     5/28/97    Broward         Nationwide        excludes A/R
Facilities                County, FL      Health            but does not
Limited                                   Properties,       mention
Partnership I                             Inc.              books, records

Healthcare     8/23/93    Broward         First Union       All
Facilities                County, FL      National Bank     contracts,
Limited                                   of Florida, NA    licenses etc
Partnership I                                               in connection
                                                            with property

Healthcare     5/23/97    St of           Nationwide        excludes A/R
Facilities                Florida         Health            but does not
Limited                                   Properties,       mention books,
Partnership I                             Inc.              records

Healthcare     6/7/93     St of           First Union       All
Facilities                Florida         National Bank     contracts,
Limited                                   of Florida, NA    licenses etc
Partnership I                                               in connection
                                                            with property

Windward       4/26/96    Fulton          Georgia Dept      $3,633.25
Nursing                   County, GA      of Revenue
Center, Inc

Windward       5/23/97    Hall County,    Nationwide        excludes A/R
Nursing                   GA              Health            but does not
Center, Inc.                              Properties,       mention
                                          Inc.              books, records

                                 SCHEDULE 4.1

                                 Subsidiaries

1. NewCare, Inc.

   Equity General Partner, Inc.
   Nursing Home Management, Inc.
   Healthcare Facilities, Inc.

2. Oak Manor Nursing Home, Ltd.

None

3. Healthcare Facilities Limited Partnership I

None

4. Suncoast Nursing Home, Ltd.

None

5. Victoria Martin Nursing Home, Ltd.

None

6. Central Tampa Nursing Home, Ltd.

None

7. Memorial Nursing Center, Inc.

None

8. Cimerron Health Care, Inc.

   Fitzgerald Healthcare, Inc.
   Fitzgerald Nursing Center, Inc.
   Fort Valley Nursing Center,
   Windward Nursing Center, Inc.
   KMH Enterprises, Inc.

9. Fitzgerald Healthcare, Inc.

None

10. Fitzgerald Nursing Center, Inc.

None

11. Fort Valley Nursing Center, Inc.

None

12. Windward Nursing Center, Inc.

None

13. KMH Enterprises, Inc.

None

14. Whigham Health & Rehabilitation, Inc.

None.

                                 SCHEDULE 4.5

                                  Litigation

1. NewCare, Inc.

None

2. Oak Manor Nursing Home, Ltd.

None

3. Healthcare Facilities Limited Partnership I

None

4. Suncoast Nursing Home, Ltd.

None

5. Victoria Martin Nursing Home, Ltd.

None

6. Central Tampa Nursing Home, Ltd.

None

7. Memorial Nursing Center, Inc.

None

8. Cimerron Health Care, Inc.

None

9. Fitzgerald Healthcare, Inc.

None

10. Fitzgerald Nursing Center, Inc.

None

11. Fort Valley Nursing Center, Inc.

None

12. Windward Nursing Center, Inc.

None

13. KMH Enterprises, Inc.

None

14. Whigham Health & Rehabilitation, Inc.

None

                                 SCHEDULE 4.7
                    Federal Taxpayer Identification Numbers

1. NewCare, Inc.

59-3169945

2. Oak Manor Nursing Home, Ltd.

59-2994778

3. Healthcare Facilities Limited Partnership I

59-2783793

4. Suncoast Nursing Home, Ltd.

59-2890055

5. Victoria Martin Nursing Home, Ltd.

59-2892048

6. Central Tampa Nursing Home, Ltd.

59-3330171

7. Memorial Nursing Center, Inc.

58-2218367

8. Cimerron Health Care, Inc.

58-1974327

9. Fitzgerald Healthcare, Inc.

58-1406360

10. Fitzgerald Nursing Center, Inc.

58-1915327

11. Fort Valley Nursing Center, Inc.

58-2020035

12. Windward Nursing Center, Inc.

58-2014986

13. KMH Enterprises, Inc.

58-2087408

14. Whigham Health ~ Rehabilitation, Inc.

58-2314186
                                 SCHEDULE 4.13
                            Existing Violation of Law

1. NewCare, Inc.

None

2. Oak Manor Nursing Home, Ltd.

None

3. Healthcare Facilities Limited Partnership I

None

4. Suncoast Nursing Home, Ltd.

None

5. Victoria Martin Nursing Home, Ltd.

None

6. Central Tampa Nursing Home, Ltd.

None

7. Memorial Nursing Center, Inc.

None

8. Cimerron Health Care, Inc.

None

9. Fitzgerald Healthcare, Inc.

None

10. Fitzgerald Nursing Center, Inc.

None

11. Fort Valley Nursing Center, Inc.

None

12. Windward Nursing Center, Inc.

None

13. KMH Enterprises, Inc.

None

14. Whigham Health & Rehabilitation, Inc.

None
                                 SCHEDULE 4.14
                              Environmental Matters

1. NewCare, Inc.

None

2. Oak Manor Nursing Home, Ltd.

None

3. Healthcare Facilities Limited Partnership I

None

4. Suncoast Nursing Home, Ltd.

None

5. Victoria Martin Nursing Home, Ltd.

None

6. Central Tampa Nursing Home, Ltd.

None

7. Memorial Nursing Center, Inc.

None

8. Cimerron Health Care, Inc.

None

9. Fitzgerald Healthcare, Inc.

None

10. Fitzgerald Nursing Center, Inc.

None

11. Fort Valley Nursing Center, Inc.

None

12. Windward Nursing Center, Inc.

None

13. KMH Enterprises, Inc.

None

14. Whigham Health & Rehabilitation, Inc.

None
                                 SCHEDULE 4.15
                               Places of Business

1. NewCare Health Corporation
6000 Lake Forrest Drive, Suite 315
Atlanta, Georgia 30328

2. NewCare, Inc.
6000 Lake Forrest Drive, Suite 315
Atlanta, Georgia 30328

3. Oak Manor Nursing Home, Ltd.
3500 and 3600 Oak Manor Lane
Largo, Florida 34644

4. Healthcare Facilities Limited Partnership I
440 Phippen Road
Dania, Florida 33004

5. Suncoast Nursing Home, Ltd.
2000 17th Avenue South
St. Petersburg, Florida 33712

6. Victoria Martin Nursing Home, Ltd.
555 31st Street South
St. Petersburg, Florida 33712

7. Central Tampa Nursing Home, Ltd.
5010 40th Street
Tampa, Florida 33610

8. Memorial Nursing Center, Inc.
1466 Oxford Road
Atlanta, Georgia 30307

9. Cimerron Health Care, Inc.
6000 Lake Forrest Drive, Suite 200
Atlanta, Georgia 30328

10. Fitzgerald Healthcare, Inc.
176 Lincoln Avenue P.O. Box 1289
Fitzgerald, Georgia 31750

11. Fitzgerald Nursing Center, Inc.
176 Lincoln Avenue
P.O. Box 1289
Fitzgerald, Georgia 31750

12. Fort Valley Nursing Center, Inc.
604 North Camellia Blvd.
P.O. Box 1237
Fort Valley, Georgia 31030

13. Windward Nursing Center, Inc.
4595 Cantrell Road
P.O. Box 640
Flowery Branch, Georgia 30542

14. KMH Enterprises, Inc.
475 Washington Street
P.O. Box 713
Metter, Georgia 30439

15. Whigham Health & Rehabilitation, Inc.
P.O. Box 46 - Hwy 179 McGriff Road
Whigham, Georgia 31797-0046

                                 SCHEDULE 4.16
                                   Licenses

1. NewCare, Inc

None

2. Oak Manor Nursing Home, Ltd.

None

3. Healthcare Facilities Limited Partnership I

None

4. Suncoast Nursing Home, Ltd.

None

5. Victoria Martin Nursing Home, Ltd

None

6. Central Tampa Nursing Home, Ltd.

None

7. Memorial Nursing Center, Inc

None

8. Cimerron Health Care, Inc

None

9. Fitzgerald Healthcare, Inc
None

10. Fitzgerald Nursing Center, Inc.

None

11. Fort Valley Nursing Center, Inc

None

12. Windward Nursing Center, Inc

None

13. KMH Enterprises, Inc.

None

14. Whigham Health & Rehabilitation, Inc.

None
                                 SCHEDULE 4.17
                                   Ownership

1. NewCare, Inc.

     Shareholder Name                  Ownership Percentage

     Newcare Health Corp.               100%

2. Oak Manor Nursing Home, Ltd.

     Partner Name                        GP or LP     Ownership Percentage

     Equity General Partner, Inc.        GP            0.24%
     Healthcare Facilities, Inc.         LP            5.76%
     NewCare, Inc.                       LP           91.12%
     Gloworth, Inc.                      LP            2.88%

3. Healthcare Facilities Limited

     Partner Name                        GP or LP     Ownership Percentage

     Equity General Partner              GP             1%
     NewCare, Inc.                       LP            97%

4. Suncoast Nursing Home, Ltd.

     Partner Name                        GP or LP     Ownership Percentage

     Equity General Partner              GP             3%
     NewCare, Inc.                       LP            97%

5. Victoria Martin Nursing Home, Ltd.

     Partner Name                        GP or LP     Ownership Percentage

     Equity General Partner              GP             3%
     NewCare, Inc.                       LP            97%

6. Central Tampa Nursing Home, Ltd.

     Partner Name                        GP or LP     Ownership Percentage

     Equity General Partner              GP             1%
     NewCare, Inc.                       LP            99%

7. Memorial Nursing Center, Inc.

     Shareholder Name                  Ownership Percentage

     Newcare Health Corp.               100%

8. Cimerron Health Care, Inc.

     Shareholder Name                  Ownership Percentage

     Newcare Health Corp.               100%


9. Fitzgerald Healthcare, Inc.

     Shareholder Name                  Ownership Percentage

     Cimmeron Health Care, Inc.         100%

10. Fitzgerald Nursing Center, Inc.

     Shareholder Name                  Ownership Percentage

     Cimmeron Health Care, Inc.         100%

11. Fort Valley Nursing Center, Inc.

     Shareholder Name                  Ownership Percentage

     Cimmeron Health Care, Inc.         100%

12. Windward Nursing Center, Inc.

     Shareholder Name                  Ownership Percentage

     Cimmeron Health Care, Inc.         100%

13. KMH Enterprises, Inc.

     Shareholder Name                  Ownership Percentage

     Cimmeron Health Care, Inc.         100%


14. Whigham Health & Rehabilitation, Inc.

     Shareholder Name                  Ownership Percentage

     Newcare Health Corp.               100%

                               SCHEDULE 4.19
                            Loans and Guaranties

1. NewCare, Inc.

None

2. Oak Manor Nursing Home, Ltd.

- $13,600,000.00 loan from Nationwide Health Properties, Inc. (May 14, 1997)

3. Healthcare Facilities Limited Partnership I

- $2,500,000.00 loan from Nationwide Health Properties, Inc. (May 14, 1997)

4. Suncoast Nursing Home, Ltd.

- $770,000.00 loan by NCNB National Bank of Florida (July 28, 1988)
- $200,000.00 loan by Florida Suncoast Villas, Inc., Hugh B. Clark and Lucette P. Clark (July 28, 1988)

5. Victoria Martin Nursing Home, Ltd.

- $2,900,000.00 from NCNB National Bank of Florida (August 22,1988)

6. Central Tampa Nursing Home, Ltd.

- $2,900,000.00 by Nationwide Health Properties, Inc. (May 14, 1997)

7. Memorial Nursing Center, Inc.

None

8. Cimerron Health Care, Inc.

None

9. Fitzgerald Healthcare, Inc.

- Loan from General Trust Company and Development Authority of Ben Hill
  County
- Loan from Loan from W.E. Stuckey, Sr., Right T. Harrell, W. Tom Land and Albert H. Dallas

10. Fitzgerald Nursing Center, Inc.

None

11. Fort Valley Nursing Center, Inc.

- $1,000,000.00 loan from Middle Georgia Bank (December 1, 1983)

12. Windward Nursing Center, Inc.

$2,500,000.00 loan from Nationwide Health Properties, Inc. (May 14, 1997)

13. KMH Enterprises, Inc.

None

14. Whigham Health & Rehabilitation, Inc.

None

15. NewCare Health Corporation

Guaranty of $21,500,00.00 loan from Nationwide Health Properties, Inc. (May 14, 1997)

                               SCHEDULE 4.21
                                Trade Names

1. NewCare, Inc.

None

2. Oak Manor Nursing Home, Ltd.

None

3. Healthcare Facilities Limited Partnership I

Dania Nursing Home

4. Suncoast Nursing Home, Ltd.

None

5. Victoria Martin Nursing Home, Ltd.

None

6. Central Tampa Nursing Home, Ltd.

None

7. Memorial Nursing Center, Inc.

Emory Nursing Center

8. Cimerron Health Care, Inc.

None

9. Fitzgerald Healthcare, Inc

None

10. Fitzgerald Nursing Center, Inc.

None

11. Fort Valley Nursing Center, Inc

None

12. Windward Nursing Center, Inc.

None

13.  KMH Enterprises, Inc.

Pleasant View Nursing Center

14.  Whigham Health & Rehabilitation, Inc.

None
                               SCHEDULE 4.22
                         Joint Venture Arrangements

1. NewCare, Inc.

None

2. Oak Manor Nursing Home, Ltd.

None

3. Healthcare Facilities Limited Partnership I

None

4. Suncoast Nursing Home, Ltd.

None

5. Victoria Martin Nursing Home, Ltd.

None

6. Central Tampa Nursing Home, Ltd.

None

7. Memorial Nursing Center, Inc.

None

8. Cimerron Health Care, Inc.

None

9. Fitzgerald Healthcare, Inc.

None

10. Fitzgerald Nursing Center, Inc.

None

11. Fort Valley Nursing Center, Inc.

None

12. Windward Nursing Center, Inc.

None

13.  KMH Enterprises, Inc

None

14. Whigham Health & Rehabilitation, Inc.

None
                               Schedule 7.12
                          Contracts with Affiliates

1. NewCare, Inc.

None

2. Oak Manor Nursing Home, Ltd.

None

3. Healthcare Facilities Limited Partnership I

None

4. Suncoast Nursing Home, Ltd

None

5. Victoria Martin Nursing Home, Ltd.

None

6. Central Tampa Nursing Home, Ltd.

None

7. Memorial Nursing Center, Inc.

None

8. Cimerron Health Care, Inc.

None

9. Fitzgerald Healthcare, Inc.

None

10. Fitzgerald Nursing Center, Inc.

None

11. Fort Valley Nursing Center, Inc.

None

12. Windward Nursing Center, Inc.

None

13. KMH Enterprises, Inc.

None

14. Whigham Health & Rehabilitation, Inc.

None

                            $10,000,000.00

                          AMENDMENT NO. 3 TO
                      LOAN AND SECURITY AGREEMENT
                             by and among
                      NEWCARE NURSING CORPORATION
                      NEWCARE HEALTH CORPORATION
                             NEWCARE, INC.
                      OAK MANOR NURSING HOME, LTD.
              HEALTHCARE FACILITIES LIMITED PARTNERSHIP I
                      SUNCOAST NURSING HOME, LTD.
                   VICTORIA MARTIN NURSING HOME, LTD.
                    CENTRAL TAMPA NURSING HOME, LTD;
                      MEMORIAL NURSING CENTER, INC.
                       CIMERRON HEALTH CARE, INC.
                       FITZGERALD HEALTHCARE, INC.
                     FITZGERALD NURSING CENTER, INC.
                     FORT VALLEY NURSING CENTER, INC.
                       WINDWARD NURSING CENTER, INC.
                          KMH ENTERPRISES, INC.
                   WHIGHAM HEALTH CARE REHABILITATION, INC.
                       NEWCARE HOSPITAL CORPORATION
                                  and
                          HCFP FUNDING. INC.

                           January 30, 1998
                  AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT ("Amendment") is made as of this 30th day of January, 1998, by and among NEWCARE HEALTH CORPORATION, a Nevada corporation, NEWCARE, INC., a Florida corporation, OAK MANOR NURSING HOME, LTD., a Florida limited partnership, HEALTHCARE FACILITIES LIMITED PARTNERSHIP I, a Louisiana limited partnership, SUNCOAST NURSING HOME, LTD., a Florida limited partnership, VICTORIA MARTIN NURSING HOME, LTD., a Florida limited partnership, CENTRAL TAMPA NURSING HOME, LTD., a Florida limited partnership, MEMORIAL NURSING CENTER, INC., a Georgia corporation, CIMERRON HEALTH CARE, INC., a Georgia corporation, FITZGERALD HEALTHCARE, INC., a Georgia corporation, FITZGERALD NURSING CENTER, INC., a Georgia corporation, FORT VALLEY NURSING CENTER, INC., a Georgia corporation, WINDWARD NURSING CENTER, INC., a Georgia corporation, KMH ENTERPRISES, INC., a Georgia corporation and WHIGHAM HEALTH & REHABILITATION, INC., a Georgia corporation, NEWCARE HOSPITAL
CORPORATION, a Georgia corporation ("Original Borrowers"), NEWCARE NURSING CORPORATION, a Georgia corporation ("New Borrower") (Original Borrowers and New Borrower are collectively called "Borrower") and HCFP FUNDING, INC. a Delaware corporation ("Lender").

                                   RECITALS

     A. Pursuant to that certain Loan and Security Agreement dated June 30, 1997 by and between the Original Borrowers and Lender as it has been amended from time to time (the "Loan Agreement"), the parties have established certain financing arrangements that allow Borrower to borrow funds from Lender in accordance with the terms and conditions set forth in the Loan Agreement.

     B. New Borrower has executed a Secured Bridge Note dated January ~, 1998, in favor of HCFP Funding II, Inc., a Delaware corporation ("Funding II"), in the amount of Three Million and No/100 Dollars ($3 000 000.00) (the "Venice Secured Bridge Note").

     C. The parties now desire to amend the Loan Agreement simultaneously with the execution and delivery of the Note, in accordance with the terms and conditions hereinafter set forth

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower have agreed to the following amendments to the Loan Agreement. Capitalized terms defined in the Loan Agreement and used in this Amendment shall have the same meanings set forth in the Loan Agreement unless otherwise specified in this Amendment.

     1. Amendment to Loan Agreement. Effective as of the date of this Amendment, the Loan Agreement is amended as follows:

     1.01 Original Borrowers and Lender agree that the New Borrower shall from now and hereafter be included within "Borrowers" for all purposes of the Loan Agreement and other documents.

     1.02. For purposes of Article II, Section 2.3 of the Loan Agreement, Borrowers agree to maintain a separate Lockbox, Lockbox Agreement and Borrowing Base for the New Borrower, if so requested by Lender.

     1.03. Section 3.1 is restated in its entirety to read as follows:

     "Section 3.1. Generally. As security for the payment of all liabilities of Borrowers to Lender, including without limitation: (i) indebtedness evidenced under the Note, repayment of Revolving Credit Loans, advances and other extensions of credit, all fees and charges owing by Borrowers, and all other liabilities and obligations of every kind or nature whatsoever of Borrowers to
Lender, whether now existing or hereafter incurred, joint or several, matured or unmatured, direct or indirect, primary or secondary, related or unrelated, due or to become due, including but not limited to any extensions, modifications, substitutions, increases and renewals thereof, (ii) the payment of all amounts advanced by Lender to preserve, protect, defend, and enforce its rights hereunder and in the following property in accordance with the terms of this Agreement,
(iii) the payment of all expenses incurred by Lender in connection therewith
(collectively, the "Obligations"), and as further security for (y) the payment and performance of the obligations of Borrowers under the Secured Bridge
Note in
the amount of $4,500,000.00 dated as of July 31, 1997 as amended, modified or replaced, and (z) the payment and performance of the obligations of Borrowers under the Venice Secured Bridge Note in the amount of $3,000,000.00 dated as of
January , 1998 as amended, modified or replaced, each Borrower hereby assigns and grants to Lender a continuing first priority lien on and security interest in, upon, and to the following property (the "Collateral"):

     (a) All of such Borrower's now-owned and hereafter acquired or arising Accounts, accounts receivable and rights to payment of every kind and description, and any contract rights, chattel paper, documents and instruments with respect thereto but specifically excluding Leases and Rents;

     (b) All of such Borrower's now owned and hereafter acquired or arising general intangibles of every kind and description pertaining to its Accounts, accounts receivable and other rights to payment, including, but not limited to, all existing and future customer lists, choses in action, claims, books, records, contracts, licenses, formulae, tax and other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, and computer information, software, records, and data but specifically excluding
Leases and Rents;

     (c) All of such Borrower's monies and other property of every kind and nature now or at any time or times hereafter in the possession of or under the control of Lender or a bailee or Affiliate of Lender; and

     (d) The proceeds (including, without limitation, insurance proceeds) of all of the foregoing."

     1.04. Section 8.1 of the Loan Agreement (Events of Default) is hereby amended to add the following clause:

     "(xvii) An Event of Default shall have occurred under the Venice
Secured
Bridge Note."

     1.05. Section 8.4 of the Loan Agreement is deleted in its entirety and replaced as follows:

     "Section 8.4. Nature of Remedies. Lender shall have the rigl1t to proceed against all or any portion of the Collateral to satisfy, in any order, (a) the liabilities and Obligations of Borrower to Lender under this Agreement, (b) upon the occurrence of an Event of Default under the Secured Bridge Note, the liabilities and Obligations of Borrower to Funding II thereunder, or (c) upon the occurrence of an Event of Default under the Venice Secured Bridge Note, the liabilities and Obligations of Borrower to Funding II thereunder. All rights and remedies granted Lender hereunder and under any agreement referred to herein, or otherwise available at law or in equity, shall be deemed concurrent and cumulative, and not alternative remedies, and Lender may proceed with any number of remedies at the same time until the Loans, and all other existing and future liabilities and obligations of Borrower to Lender, are satisfied in full. The exercise of any one right or remedy shall not be deemed a waiver or release of any other right or remedy, and Lender, upon the occurrence of an Event of Default hereunder or under the Secured Bridge Note or the Venice Secured Bridge Note, may proceed against Borrower, and/or the Collateral, at any time, under any agreement, with any available remedy and in any order."

     2. Reference to the Effect on the Loan Agreement.

     2.01 Upon the effectiveness of Section 1 of this Amendment, on and after the date of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by tl1is Amendment.

     2.02 Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

     2.03 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan
Agreement, or any other documents, instruments and agreements executed or delivered in connection with tile Loan Agreement.

     3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

     4. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     5. Counterparts. This Amendment may be executed in counterparts, and each counterpart taken together shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, the parries have caused this AMENDMENT NO. 1 TO
LOAN
AND SECURITY AGREEMENT to be executed as of the date first written above.

                                 LENDER:

ATTEST:                          HCFP FUNDING, INC.

By:                              By:             [SEAL]
   Name:                            Name:
   Title:                           Title:

                                 BORROWER:

ATTEST:                          NEWCARE HEALTH CORPORATION,
                                 A Nevada Corporation


By:/s/ Philip M. Rees            By: /s/ Chris F. Brogdon   [SEAL]
   Name: Philip M. Rees             Name: Chris Brogdon
   Title: Secretary                 Title: President

ATTEST:                          NEWCARE, INC., a Florida
                                 Corporation


By:/s/ Philip M. Rees            By: /s/ Kathy Pifer   [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title:  President

ATTEST:                          OAK MANOR NURSING HOME, LTD.,
                                 A Florida limited partnership

                                 By: Equity General Partner, Inc.
                                 Its: General Partner

By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President

ATTEST:                          HEALTHCARE FACILITIES LIMITED PARTNERSHIP,
                                 A Louisiana limited partnership

                                 By: Equity General Partner, Inc.
                                 Its: General Partner

By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President

ATTEST:                          SUNCOAST NURSING HOME, LTD.,
                                 A Florida limited partnership

                                 By: Equity General Partner, Inc.
                                 Its: General Partner

By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President

ATTEST:                          CENTRAL TAMPA NURSING HOME, LTD.
                                 A Florida limited partnership

                                 By: Equity General Partner, Inc.
                                 Its: General Partner

By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President

ATTEST:                          VICTORIA MARTIN NURSING HOME, LTD.
                                 A Florida limited partnership

                                 By: Equity General Partner, Inc.
                                 Its: General Partner

By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President

ATTEST:                          MEMORIAL NURSING CENTER, INC.
                                 A Georgia Corporation


By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President

ATTEST:                          CIMMERON HEALTH CARE, INC.
                                 A Georgia Corporation


By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President

ATTEST:                          FITZGERALD HEALTHCARE, INC.
                                 A Georgia Corporation


By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President


ATTEST:                          FITZGERALD NURSING CENTER, INC.
                                 A Georgia Corporation


By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President


ATTEST:                          FORT VALLEY NURSING CENTER, INC.
                                 A Georgia Corporation


By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President

ATTEST:                          WINWARD NURSING CENTER, INC.
                                 A Georgia Corporation


By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President


ATTEST:                          KMH ENTERPRISES, INC.
                                 A Georgia Corporation


By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]

   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President


ATTEST:                          WHIGHAM HEALTH & REHABILITATION,
                                 INC., a Georgia Corporation


By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President

ATTEST:                          NEWCARE HOSPITAL CORPORATION,
                                 a Georgia Corporation


By:/s/ Philip M. Rees            By: /s/ Arthur M. Doloresco  [SEAL]
   Name: Philip M. Rees             Name: Arthur M. Doloresco
   Title: Secretary                 Title: President

ATTEST:                          NEWCARE HEALTH CORPORATION,
                                 a Nevada Corporation


By:/s/ Philip M. Rees            By: /s/ Chris Brogdon  [SEAL]
   Name: Philip M. Rees             Name: Chris Brogdon
   Title: Secretary                 Title: President

                          REVOLVING CREDIT NOTE

                     $10,000,000.00 January 30, 1998

     For value received, the undersigned, NEWCARE HEALTH CORPORATION, a Nevada corporation, NEWCARE, INC., a Florida corporation, OAK MANOR NURSING HOME, LTD., a Florida limited partnership, HEALTHCARE FACILITIES LIMITED PARTNERSHIP I, a
Louisiana limited partnership, SUNCOAST NURSING HOME, LTD., a Florida limited partnership, VICTORIA MARTIN NURSING HOME, LTD., a Florida limited partnership,
CENTRAL TAMPA NURSING HOME, LTD., a Florida limited partnership, MEMORIAL
NURSING
CENTER, INC., a Georgia corporation, CIMMERON HEALTH CARE, INC., a Georgia corporation, FITZGERALD HEALTHCARE, INC., a Georgia corporation, FITZGERALD NURSING CENTER, INC., a Georgia corporation, FORT VALLEY NURSING CENTER, INC., a Georgia corporation, WINDWARD NURSING CENTER, INC., a Georgia corporation, KMH
ENTERPRISES, INC., a Georgia corporation, WHIGHAM HEALTH & REHABILITATION, INC., a Georgia corporation and NEWCARE HOSPITAL CORPORATION, a Georgia corporation, and NEWCARE NURSING CORPORATION, a Georgia corporation (collectively, "Borrower"), jointly and severally, promise to pay, in lawful money of the United
States, to the order of HCFP FUNDING, INC., a Delaware corporation ("Lender"), the principal sum of Ten Million and No/100 Dollars ($ 10,000,000.00), or so much thereof as shall be advanced or readvanced and shall remain unpaid under the Loan established pursuant to that certain loan and Security Agreement of even date with this Note by and among the undersigned and Lender (the "Loan Agreement"), plus interest on the unpaid balance thereof, computed on a 360-day basis, at the rate per annum that is set forth in the Loan Agreement. All capitalized terms used, and not otherwise specifically defined, in this Note shall have the meanings ascribed to them in the Loan Agreement.

     This Note amends, restates and replaces in its entirety the Revolving Credit Note dated July 31, 1997.

     This Note shall evidence the undersigned's obligation to repay all sums advanced by Lender from time to time under and as part of the Loan. The actual amount due and owing from time to time under this Note shall be evidenced by
Lender's records of receipts and disbursements with respect to the Loan, which shall be conclusive evidence of that amount, absent manifest error.

     Interest hereon shall be payable monthly, in arrears, on the first
Business
Day of each month hereafter (for the previous month). For purposes of this Note, a "Business Day" shall mean any day on which banks are open for business in Maryland, excluding Saturdays and Sundays.

     This Note shall become due and payable upon the earlier to occur of
(i) the
expiration of the Term, or (ii) any Event of Default under the Loan Agreement, or any other event under any other Loan Documents which would result in this Note becoming due and payable. At such time, the entire principal balance of this Note and all other fees, costs and expenses, if any, shall be due and payable in full.
Lender shall then have the option at any time and from time to time to exercise all of the rights and remedies set forth in this Note and in the other Loan Documents, as well as all rights and remedies otherwise available to Lender at law or in equity, to collect the unpaid indebtedness under this Note and the other Loan Documents. This Note is secured by the Collateral, as defined in and described in the Loan Agreement.

     Whenever any principal and/or interest and/or fee under this Note shall not be paid when due, whether at the stated maturity or by acceleration, interest on such unpaid amounts shall thereafter be payable at a rate per annum equal to three percentage points above the stated rate of interest on this Note until such amounts shall be paid.

     The undersigned and Lender intend to conform strictly to the applicable usury laws in effect from time to time during the term of the Loan. Accordingly, if any transaction contemplated hereby would be usurious under such laws, then notwithstanding any other provision hereof: (a) the aggregate of all interest that is contracted for, charged, or received under this Note or under any other
Loan Document shall not exceed the maximum amount of interest allowed by applicable law, and any excess shall be promptly credited to the undersigned by
Lender (or, to the extent that such consideration shall have been paid, such excess shall be promptly refunded to the undersigned by Lender); (b) neither the undersigned nor any other Person (as defined in the Loan Agreement) now or hereafter liable hereunder shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum interest permitted by applicable law; and (c) the effective rate of interest shall be reduced to the
Highest Lawful Rate (as defined in the Loan Agreement). All skims paid, or agreed to be paid, to Lender for the use, forbearance, and detention of the debt of
Borrower to Lender shall, to the extent permitted by applicable law, be allocated throughout the full term of this Note until payment is made in full so that the actual rate of interest does not exceed the Highest Lawful Rate in effect at any particular time during the full term thereof. If at any time the rate of interest under the Note exceeds the Highest Lawful Rate, the rate of interest to accrue pursuant to this Note shall be limited, notwithstanding anything to the contrary herein, to the Highest Lawful Rate, but any subsequent reductions in the Base
Rate shall not reduce the interest to accrue pursuant to this Note below the
Highest Lawful Rate until the total amount of interest accrued equals the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect. If the total amount of interest paid or accrued pursuant to this Note under the foregoing provisions is less than the total amount of interest that would have accrued if a varying rate per annum equal to the interest rate under this Note had been in effect, then the undersigned agrees to pay to Lender an amount equal to the difference between (a) the lesser of (i) the amount of interest that would have accrued if the Highest Lawful Rate had at all times been in effect, or (ii) the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect, and (b) the amount of interest accrued in accordance with the other provisions of this Note and the
Loan Agreement.

     This Note is the "Note" referred to in the Loan Agreement, and is issued pursuant thereto. Reference is made to the Loan Agreement for a statement of the additional rights and obligations of the undersigned and Lender. In the event of any conflict between the terms hereof and the terms of the Loan Agreement, the teens of the Loan Agreement shall prevail. All of the terms, covenants, provisions, conditions, stipulations, promises and agreements contained in the
Loan Documents to be kept, observed and/or performed by the undersigned are made a part of this Note and are incorporated herein by this reference to the same extent and with the same force and effect as if they were fully set forth herein, and the undersigned promises and agrees to keep, observe and perform them or cause them to be kept, observed and performed, strictly in accordance with the terms and provisions thereof.

     Each party liable hereon in any capacity, whether as maker, endorser, surety, guarantor or otherwise, (i) waives presentment for payment, demand, protest and notice of presentment, notice of protest, notice of non-payment and notice of dishonor of this debt and each and every other notice of any kind respecting this Note and all lack of diligence or delays in collection or enforcement hereof, (ii) agrees that Lender and any subsequent holder of this
Note, at any time or times, without notice to the undersigned or its consent, may grant extensions of time, without limit as to the number of the aggregate period of such extensions, for the payment of any principal, interest or other sums due hereunder, (iii) to the extent permitted by law, waives all exemptions under the laws of the State of Maryland. and/or any state or territory of the United States, (iv) to the extent permitted by law, waives the benefit of any law or rule of law intended for its advantage or protection as an obligor hereunder or providing for its release or discharge from liability hereon, in whole or in part, on account of any facts or circumstances other than full and complete payment of all amounts due hereunder, and (v) agrees to pay, in addition to all other sums of money due, all cost of collection and attorney's fees, whether suit be brought or not, if this Note is not paid in full when due, whether at the stated maturity or by acceleration.

     No waiver by Lender or any subsequent holder of this Note of any one or more defaults by the undersigned in the performance of any of its obligations hereunder shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. No failure or delay on the part of Lender in exercising any right, power or remedy under this Note (including, without limitation, the right to declare this Note due and payable) shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

     If any term, covenant or condition of this Note, or the application of such term, covenant or condition to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, the remainder of this Note and the application of such term, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant or condition shall be valid and enforced to the fullest extent permitted by law.
Upon determination that any such term is invalid, illegal or unenforceable, the undersigned shall cooperate with Lender to amend this Note so as to effect the original intent of the parties as closely as possible in an acceptable manner.

     No amendment, supplement or modification of this Note nor any waiver of any provision hereof shall be made except in writing executed by the party against whom enforcement is sought.

     This Note shall be binding upon the undersigned and its successors and assigns. Notwithstanding the foregoing, the undersigned may not assign any of its rights or delegate any of its obligations hereunder without the prior written consent of Lender, which may be withheld in its sole discretion.

     THIS NOTE IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
LAWS
OF THE STATE OF MARYLAND WITHOUT RESPECT TO ANY OTHERWISE APPLICABLE CONFLICTS-OF-LAWS PRINCIPLES, BOTH AS TO INTERPRETATION AND PERFORMANCE, AND THE
PARTIES EXPRESSLY CONSENT AND AGREE TO THE NON-EXCLUSIVE JURISDICTION OF
THE
COURTS OF THE STATE OF MARYLAND AND THE UNITED STATES DISTRICT COURT FOR
THE
DISTRICT OF MARYLAND AND TO THE LAYING OF VENUE IN THE STATE OF MARYLAND,
WAIVING
ALL CLAIMS OR DEFENSES BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER
VENUE,
INCONVENIENT FORUM OR THE LIKE. BORROWER HEREBY CONSENTS TO SERVICE OF
PROCESS
BY MAILING A COPY OF THE SUMMONS TO BORROWER, BY CERTIFIED OR REGISTERED
MAIL,
POSTAGE PREPAID, TO BORROWER'S ADDRESS SET FORTH IN SECTION 9.4 OF THE LOAN AGREEMENT. BORROWER FURTHER WAIVES ANY CLAIM FOR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY LENDER IN GOOD FAITH.

     THE UNDERSIGNED HEREBY (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL
BY
JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (B) WAIVES ANY RIGHT TO
TRIAL
BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER
EXIST.
THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY
THE
UNDERSIGNED, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH
INSTANCE
AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE
ACCRUE.
LENDER IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS NOTE TO ANY COURT
HAVING
JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE
AS
CONCLUSIVE EVIDENCE OF THE UNDERSIGNED'S WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, THE UNDERSIGNED HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF
LENDER INCLUDING LENDER'S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE,
TO
ANY BORROWER THAT LENDER WILL NOT SEEK TO ENFORCE THIS WAIVER OF JUDGMENT
TO JURY
TRIAL PROVISION.

     IN WITNESS WHEREOF, the parries have caused their authorized officers to execute this note as of the date first above written.

                                 BORROWER:

ATTEST:                          NEWCARE HEALTH CORPORATION,
                                 A Nevada Corporation


By:/s/ Philip M. Rees            By: /s/ Chris F. Brogdon   [SEAL]
   Name: Philip M. Rees             Name: Chris Brogdon
   Title: Secretary                 Title: Chairman

ATTEST:                          NEWCARE, INC., a Florida
                                 Corporation


By:/s/ Philip M. Rees            By: /s/ Kathy Pifer   [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title:  President

ATTEST:                          OAK MANOR NURSING HOME, LTD.,
                                 A Florida limited partnership

                                 By: Equity General Partner, Inc.
                                 Its: General Partner

By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President

ATTEST:                          HEALTHCARE FACILITIES LIMITED PARTNERSHIP,
                                 A Louisiana limited partnership

                                 By: Equity General Partner, Inc.
                                 Its: General Partner

By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President

ATTEST:                          SUNCOAST NURSING HOME, LTD.,
                                 A Florida limited partnership

                                 By: Equity General Partner, Inc.
                                 Its: General Partner

By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President

ATTEST:                          CENTRAL TAMPA NURSING HOME, LTD.
                                 A Florida limited partnership

                                 By: Equity General Partner, Inc.
                                 Its: General Partner

By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President

ATTEST:                          VICTORIA MARTIN NURSING HOME, LTD.
                                 A Florida limited partnership

                                 By: Equity General Partner, Inc.
                                 Its: General Partner

By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President

ATTEST:                          MEMORIAL NURSING CENTER, INC.
                                 A Georgia Corporation


By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President

ATTEST:                          CIMMERON HEALTH CARE, INC.
                                 A Georgia Corporation


By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President

ATTEST:                          FITZGERALD HEALTHCARE, INC.
                                 A Georgia Corporation


By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President


ATTEST:                          FITZGERALD NURSING CENTER, INC.
                                 A Georgia Corporation


By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President


ATTEST:                          FORT VALLEY NURSING CENTER, INC.
                                 A Georgia Corporation


By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President

ATTEST:                          WINWARD NURSING CENTER, INC.
                                 A Georgia Corporation


By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President


ATTEST:                          KMH ENTERPRISES, INC.
                                 A Georgia Corporation


By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President


ATTEST:                          WHIGHAM HEALTH & REHABILITATION,
                                 INC., a Georgia Corporation


By:/s/ Philip M. Rees            By: /s/ Kathy Pifer    [SEAL]
   Name: Philip M. Rees             Name: Kathy Pifer
   Title: Secretary                 Title: President

ATTEST:                          NEWCARE HOSPITAL CORPORATION,
                                 a Georgia Corporation


By:/s/ Philip M. Rees            By: /s/ Darrell C. Tucker [SEAL]
   Name: Philip M. Rees             Name: Arthur M. Doloresco
   Title: Secretary                 Title: President

ATTEST:                          NEWCARE NURSING CORPORATION,
                                 a Nevada Corporation


By:/s/ Philip M. Rees            By: /s/ Chris Brogdon  [SEAL]
   Name: Philip M. Rees             Name: Chris Brogdon
   Title: Secretary                 Title: President